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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
Sabre Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

April 1, 2005

To our Stockholders,

        You are cordially invited to attend the annual meeting of stockholders of Sabre Holdings Corporation, which will take place in the Carpenter Performance Hall at the Irving Arts Center, 3333 N. MacArthur Boulevard, Irving, Texas, 75062 on Tuesday, May 17, 2005, at 10:30 a.m., local time. Details of the business to be conducted at the annual meeting are given in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter.

        Among the matters presented for consideration at this year's meeting, we are asking our stockholders to amend our Certificate of Incorporation to provide for the annual election of each of our directors starting in 2006. Our Board of Directors believes that the annual election of all directors will enhance our already strong corporate governance practices. This amendment requires that at least 80 percent of our outstanding shares be voted FOR Proposal 3, and we encourage you to ensure that your shares are voted at this year's meeting.

        Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting. When you vote in advance, simply indicate your intention to personally attend the annual meeting. Please see the Question and Answer section on Page 4 of the enclosed Proxy Statement for instructions on how to obtain an admission ticket if you plan to personally attend the annual meeting.

        Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Your prompt vote over the Internet, by telephone via toll-free number, or by written proxy will save the Corporation the expense and extra work of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Sabre Holdings Corporation.

Michael S. Gilliland Chairman of the Board

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

Official Notice of Annual Meeting of Stockholders

To the Stockholders:

        The annual meeting of stockholders of Sabre Holdings Corporation will take place in the Carpenter Performance Hall at the Irving Arts Center, 3333 N. MacArthur Boulevard, Irving, Texas, 75062 on Tuesday, May 17, 2005, at 10:30 a.m., local time, for the purpose of considering and acting upon the following:

        (1)    the election of directors;

        (2)    the ratification of the selection of Ernst & Young LLP as independent auditors for the year 2005;

        (3)    the amendment of our Second Restated Certificate of Incorporation to eliminate the provisions for the classification of our Board of Directors and thereby provide that each director will stand for election to a term of one year, commencing at the annual meeting in 2006, all as more fully set forth in the accompanying Proxy Statement and Annex A hereto; and

        (4)    the amendment of our Second Restated Certificate of Incorporation in order to better reflect our current governance practices, clarify existing wording, enhance readability, apply a consistent paragraph numbering system, and make various ministerial and formatting changes; and

        (5)    the approval of the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan, as more fully set forth in the accompanying Proxy Statement and Annex B hereto.

        Only stockholders of record at the close of business on March 18, 2005 will be entitled to vote at the meeting.

                      By Order of the Board of Directors,

                      James F. Brashear
                       Corporate Secretary

April 1, 2005

IMPORTANT:

        If you plan to attend the annual meeting you must have an admission ticket or other proof of share ownership as of the record date. Please see the Question and Answer section on Page 4 of this Proxy Statement for instructions on how to obtain an admission ticket. Please note that the doors to the annual meeting will open at 9:30 a.m. and will close promptly at 10:30 a.m. Whether or not you expect to personally attend, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Enclosed is an addressed, postage-paid envelope for those voting by mail in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so because your proxy is revocable at your option. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other holder of record.

TABLE OF CONTENTS

SOLICITATION AND RATIFICATION OF PROXIES	1
OUTSTANDING STOCK AND VOTING PROCEDURES	2
Outstanding Stock	2
Voting Procedures	2
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	4
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION	9
PROPOSAL 1—ELECTION OF DIRECTORS	9
Directors with Terms Expiring in 2005	10
CONTINUING DIRECTORS	11
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES	14
Board Purpose and Structure	14
Director Independence	14
Board Meetings and Attendance.	15
Board Committees	15
Audit Committee	15
Compensation Committee	17
Governance and Nominating Committee	17
Executive Committee	17
CORPORATE GOVERNANCE	19
Corporate Governance Guidelines	19
Board Administration Guidelines	19
Committee Administration Guidelines	20
Committee Governance Documents	20
Auditor Services Pre-Approval Policy	20
Guidelines for Communicating with Directors	20
Miscellaneous Governance Policies	21
Business Ethics Policy	21
Attorney Up-the-Ladder Reporting Policy	21
Policy Administration Guidelines	22
INFORMATION REGARDING THE COMPENSATION OF DIRECTORS	23
REPORT OF THE COMPENSATION COMMITTEE	26
2005 BONUS CRITERIA FOR EXECUTIVE OFFICERS	33
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	33
REPORT OF THE AUDIT COMMITTEE	34
EXECUTIVE COMPENSATION	36
Summary Compensation Table	36

Restricted Stock: Total Shares and Value	37
STOCK OPTIONS GRANTED	39
STOCK OPTION EXERCISES AND DECEMBER 31, 2004 STOCK OPTION VALUE	40
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR	40
EQUITY COMPENSATION PLAN INFORMATION	41
RETIREMENT PLANS	44
PENSION PLAN TABLE	45
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS	47
CORPORATE PERFORMANCE	49
EXECUTIVE OFFICERS OF THE REGISTRANT	50
OWNERSHIP OF SECURITIES	52
Securities Owned by Directors and Executive Officers	52
Securities Owned by Certain Beneficial Owners	56
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	58
PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS	60
Fees Paid to Ernst & Young LLP	60
PROPOSAL 3—AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS	62
PROPOSAL 4—AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO MAKE MISCELLANEOUS CHANGES	65
PROPOSAL 5—APPROVAL OF SABRE HOLDINGS CORPORATION AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN	67
STOCKHOLDER PROPOSALS	79
DIRECTOR NOMINATION PROCESS	79
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	81
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS	81
OTHER MATTERS	81
APPENDIX A	82
APPENDIX B	93

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

PROXY STATEMENT

Annual Meeting of Stockholders
May 17, 2005

        This Proxy Statement is being furnished by Sabre Holdings Corporation (the "Corporation" or "Sabre Holdings") in connection with a solicitation of proxies by its Board of Directors (the "Board of Directors" or the "Board") for use at the annual meeting of the Corporation's stockholders to be held on May 17, 2005 (the "annual meeting" or "meeting"). Whether or not you personally attend, it is important that your shares be represented and voted at the annual meeting. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other stockholder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for stockholders of record will be available until the annual meeting begins at 10:30 a.m., local time, on May 17, 2005. This Proxy Statement and the accompanying proxy card were first mailed on or about April 1, 2005.

SOLICITATION AND RATIFICATION OF PROXIES

        If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees presented in Proposal 1 and FOR the proposals set forth in Proposals 2 through 5. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come to a vote at the meeting, the members of the Proxy Committee will vote in accordance with their best judgments. At any time before it is exercised, you may revoke your proxy by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the annual meeting. Voting in advance of the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. If you are a beneficial owner, but your shares are registered in the name of a bank, broker, or other stockholder of record, the voting instructions form mailed to you with this Proxy Statement may not be used to vote in person at the annual meeting. Instead, to be able to vote in person at the annual meeting you must obtain, from the stockholder of record, a proxy in your name and present it at the meeting. See "Questions and Answers about the Meeting and Voting" in this Proxy Statement for an explanation of the term "stockholder of record."

        The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Corporation will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of Sabre Holdings or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, executive officers, or other employees for their services. Sabre Holdings will also request banks, brokers, and other stockholders of record to forward proxy materials, at the Corporation's expense, to the beneficial owners of the shares. The Corporation has retained MacKenzie Partners, Inc., a firm of professional proxy solicitors, to aid in this solicitation at an estimated fee of approximately $10,000, plus normal expenses of approximately $5,000.

OUTSTANDING STOCK AND VOTING PROCEDURES

Outstanding Stock

        The stockholders of record of Sabre Holdings Class A Common Stock ("Common Stock") at the close of business on March 18, 2005 will be entitled to vote in person or by proxy at the annual meeting. At that time, the Corporation had 131,031,324 outstanding shares of its Common Stock. Each stockholder will be entitled to one vote in person or by proxy for each share of Common Stock held. A quorum for the transaction of business shall be constituted by the presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote. All shares for which proxies or voting instructions are returned are counted as present for purposes of determining the existence of a quorum at the annual meeting. Proxies or voting instructions returned by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers as to that matter ("broker non-votes") will not be counted as votes on that matter.

Voting Procedures

        Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election from The Bank of New York. In addition, the following voting procedures will be in effect for each proposal described in this Proxy Statement:

        Proposal 1.    Nominees for available director positions of Sabre Holdings are elected by a plurality of the votes cast at the annual meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast, and abstentions and broker non-votes are not counted as votes cast.

        Proposal 2.    Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        Proposal 3.    The amendment of our Second Restated Certificate of Incorporation (the "Certificate of Incorporation") to provide for the declassification of the Board of Directors requires the affirmative vote of at least 80 percent of all outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the same effect as a vote cast against this proposal.

        Proposal 4.    The amendment of the Second Restated Certificate of Incorporation to make other corporate governance and related changes requires the affirmative vote of a majority of all outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the same effect as a vote cast against this proposal.

        Proposal 5.    Approval of the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan, (the "2005 LTIP") requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by the affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting on the matter so proposed, unless otherwise provided in the Corporation's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law. None of the members of our Board have informed the Corporation in writing that they intend to oppose any action intended to be taken by the Corporation.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.
What is a proxy?

  A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. As is our usual practice, we have designated a Proxy Committee consisting of independent directors Royce S. Caldwell, Paul C. Ely, Jr., and Pamela B. Strobel to act as proxy holders at the annual meeting as to all shares for which proxies are returned or voting instructions are provided by Internet or telephonic voting.

2.
What is a proxy statement?

  A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating the Proxy Committee described above to vote on your behalf.

3.
What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a "beneficial owner?"

•
If your shares are registered in your name at The Bank of New York, you are a stockholder of record.

•
If your shares are registered at The Bank of New York in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.

4.
How do you obtain an admission ticket to personally attend the annual meeting?

•
Stockholders of Record. Your admission ticket is attached to your proxy card. You will need to bring it with you to the meeting.

•
Street Name Holders. You will need to ask your broker or bank for an admission ticket in the form of a legal proxy and you will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name, and you are issued a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

  Please note that whether you are a stockholder of record or street name holder, you will also need to bring a government-issued photo identification card to gain admission to the annual meeting.

5.
What different methods can you use to vote?

•
By Written Proxy. All stockholders may vote by mailing the written proxy card.

•
By Telephone and Internet Proxy. All stockholders of record may also vote by telephone from the U.S. using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders may vote by telephone or the Internet if their bank, broker, or other stockholder of record makes those methods available, in which case the bank, broker, or other stockholder of record will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

•
In Person. All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.
What is the record date and what does it mean?

  The record date for the annual meeting is March 18, 2005. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record at the close of business on the record date are entitled to receive notice of the meeting and to vote their shares at the meeting.

7.
What are your voting choices for Director nominees, and what vote is needed to elect Directors?

  For the vote on the election of the three Director nominees to serve until the 2008 annual meeting (or until the 2006 annual meeting if proposal 3 is approved by holders of at least 80% of our outstanding Common Stock), stockholders may:

  •
  vote in favor of all nominees,

  •
  vote to withhold votes from all nominees, or

  •
  vote to withhold votes as to specific nominees.

  Directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. The Board recommends a vote "FOR" each of the nominees.

8.
What is a plurality of the votes?

  In order to be elected, a Director nominee does not have to receive a majority of the affirmative votes cast for directors. Instead, the three nominees elected are those who receive the most affirmative votes of all the votes cast on Proposal 1 in person or by proxy at the meeting.

9.
What are your voting choices on the ratification of the appointment of Ernst & Young LLP as independent auditors, and what vote is needed to ratify their appointment?

  In the vote on the ratification of the appointment of Ernst & Young LLP as independent auditors, stockholders may:

  •
  vote in favor of the ratification,

  •
  vote against the ratification, or

  •
  abstain from voting on the ratification.

  The proposal to ratify the appointment of Ernst & Young LLP as independent auditors will require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal in person or by proxy at the meeting. The Board recommends a vote "FOR" proposal 2.

10.
What is a "classified board?"

  Under our current Certificate of Incorporation, our board is divided into three classes of directors, each of which serves a staggered three-year term. Each class has an equal number of directors (or as nearly equal as possible). This is referred to as a "classified" board structure.

11.
What are "staggered" elections?

  Under our current Certificate of Incorporation, only one class of directors is elected each year, with each director in the class elected for a three-year term. As a result, approximately one third of the directors are elected each year. Because not all directors stand for election each year, this is referred to as "staggered" election of directors.

12.
What are your voting choices on the declassification of the Board of Directors, and what vote is needed to approve the proposal?

  In the vote on the declassification of the Board of Directors stockholders may:

  •
  vote in favor of the amendments,

  •
  vote against the amendments, or

  •
  abstain from voting on the proposal.

  The declassification of the Board of Directors will require the affirmative vote of at least 80 percent of all outstanding shares of Common Stock. The Board recommends a vote "FOR" proposal 3.

13.
What happens if stockholders approve proposal 3?

  If approved by the required 80 percent vote of all outstanding shares, proposal 3 would eliminate our classified Board and the staggered election of directors, and would cause all directors to stand for election annually, commencing at the annual meeting in 2006. In addition, directors could be removed from office, for any reason, by the holders of a majority of the shares entitled to vote in an election of directors.

14.
What are your voting choices on the proposal to amend the Corporation's Certificate of Incorporation to make miscellaneous changes, and what vote is needed to approve the proposal?

  In the vote on the proposed miscellaneous amendments to the Certificate of Incorporation, which are unrelated to the proposed declassification of the Board of Directors, stockholders may:

  •
  vote in favor of the amendments,

  •
  vote against the amendments, or

  •
  abstain from voting on the proposal.

  The miscellaneous amendments to the Certificate of Incorporation, which are unrelated to the proposed declassification of the Board of Directors, will require the affirmative vote of a majority of all outstanding shares of Common Stock. The Board recommends a vote "FOR" proposal 3.

15.
What happens if stockholders approve proposal 4?

  If our stockholders approve proposal 4, the proposed miscellaneous amendments to the Certificate of Incorporation would be made as shown in the copy of the Amended and Restated Certificate of Incorporation that is attached as Appendix A, except that this proposal 4 does not implement the changes to Article VIII of our current Certificate of Incorporation that are described in proposal 3.

16.
What are your voting choices when voting on the approval of the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan, and what vote is needed to adopt the proposed plan?

  In the vote on the approval of the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan, stockholders may:

  •
  vote in favor of the 2005 LTIP,

  •
  vote against the 2005 LTIP, or

  •
  abstain from voting on the 2005 LTIP.

  The proposal to approve the 2005 LTIP will require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal in person or by proxy at the meeting. The Board recommends a vote "FOR" proposal 5.

17.
What if a stockholder does not specify a choice for a matter when returning a proxy?

  Stockholders should specify their choice for each proposal described on the enclosed proxy. However, proxies that are signed and returned will be voted "FOR" proposals described in this proxy statement for which no specific instructions are given.

18.
How are abstentions and broker non-votes counted?

  Both abstentions and broker non-votes are counted as "present" for purposes of determining the existence of a quorum at the annual meeting. However, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote on Proposals 1, 2 or 5. Because Proposals 3 and 4 require the affirmative vote of a specified percentage of all outstanding shares, abstentions and broker non-votes with respect to Proposals 3 and 4 will have the same effect as a vote cast against these proposals.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

        There are currently nine members of the Board of Directors. The Board currently is "classified" which means it is divided into three classes of directors based on the expiration of their terms. Under the classified Board arrangement, Directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected, and the terms are "staggered" so that the terms of approximately one-third of the Directors expire each year. Separately, under Proposal 3, we are proposing to eliminate the classified Board and staggered elections of Directors, but the classified Board and staggered elections of Directors will continue if Proposal 3 does not receive the affirmative votes needed for its approval. Accordingly, this Proposal 1 seeks the re-election under our classified board structure of the Directors whose terms expire in 2005.

        The terms of three directors, Michael S. Gilliland, Bob L. Martin, and Richard L. Thomas, will expire at the annual meeting in 2005. The Board of Directors has nominated Messrs. Gilliland, Martin, and Thomas for re-election to a term that will expire either (a) at the annual meeting in 2008 if Proposal 3 does not receive the affirmative votes needed for its approval, or (b) at the annual meeting in 2006 if Proposal 3 does receive the affirmative votes needed for its approval.

        Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted FOR the election of the nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holders to vote for the election of such substitute nominee, if any, as the Board of Directors may propose. As of the date of this Proxy Statement each of the nominees has consented to serve and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board of Directors has nominated the following directors for re-election. Each of the following nominees, a current director with a term expiring at the 2005 annual meeting, has furnished to the Corporation the following information with respect to his or her principal occupation or employment and principal business directorships:

Directors with Terms Expiring in 2005

MICHAEL S. GILLILAND, age 42.

        Mr. Gilliland is the Chairman, President and Chief Executive Officer of Sabre Holdings Corporation and Chairman of the Executive Committee. The Board of Directors elected Mr. Gilliland in December 2003 to fill a vacancy in the class of directors with terms expiring in 2005.

        Mr. Gilliland was named Chairman of the Board of Directors in November 2004. Mr. Gilliland was elected President and Chief Executive Officer of Sabre Holdings in December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com Inc., a wholly owned subsidiary of the Corporation. From March 2001 until December 2003, Mr. Gilliland was an Executive Vice President of Sabre Holdings. He was Chief Marketing Officer of Sabre Inc., a wholly owned subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

BOB L. MARTIN, age 56.

        Mr. Martin is Chairman of the Governance and Nominating Committee and is a member of the Audit Committee, the Compensation Committee, and the Executive Committee. He became a director in January 1997. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Martin has been an independent business executive since 1999. He retired as President and Chief Executive Officer of Wal-Mart International, Inc., a retailing company, where he served from 1984 to 1999. Mr. Martin also serves as a director of Conns Inc., Dillard's Inc., Edgewater Technology, Inc., Furniture Brands International, Inc., and Gap Inc.

RICHARD L. THOMAS, age 74.

        Mr. Thomas is Chairman of the Audit Committee and a member of the Compensation Committee, the Governance and Nominating Committee, and the Executive Committee. He became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Thomas retired as Chairman of First Chicago NBD Corporation, a financial services company, where he served in this capacity from 1992 to 1996. Mr. Thomas also serves as a director of Exelon Corporation, PMI Group, Inc., and Sara Lee Corp.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

CONTINUING DIRECTORS

        The background and business affiliations of Sabre Holdings' other directors, whose terms of service continue beyond 2005, are set forth below by the respective class of each director:

Directors with Terms Expiring in 2006

RICHARD G. LINDNER, age 50.

        Mr. Lindner is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in October 2002. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Lindner is Chief Financial Officer of SBC Communications Inc., a telecommunications company, and has held this position since May 2004. Prior to his position at SBC, he was Chief Financial Officer of Cingular Wireless, a wireless communications company from 2000 to 2004. In 1999 and 2000, he was Senior Vice President and Chief Operating Officer of SBC Wireless, and President and Chief Executive Officer of Southwestern Bell Wireless, both wireless communications companies.

PAMELA B. STROBEL, age 52.

        Ms. Strobel is Chairman of the Compensation Committee and a member of the Audit Committee, the Governance and Nominating Committee, and the Executive Committee. She became a director in October 2000. The Board of Directors affirmatively determined that she qualifies as an "independent" director.

        Ms. Strobel has been Chief Administrative Officer of Exelon Corporation, an electric and gas distribution company, since May 2003 and Executive Vice President of that Corporation since October 2000. Prior to this appointment, Ms. Strobel was Chairman and Chief Executive Officer of Exelon Energy Delivery, an electric and gas distribution company, and held this position from April 2002 to May 2003. She served as Chairman of Commonwealth Edison Company ("ComEd") and PECO Energy Company ("PECO"), both energy utility companies, from October 2000 to May 2003. Ms. Strobel served as Vice Chair and Chief Executive Officer of Exelon Energy Delivery from October 2001 to April 2002. From 2000 to 2001, she served as President of Exelon Energy Delivery and Vice Chair of ComEd. Prior to the merger of Unicom Corporation

("Unicom") and PECO in October 2000, which resulted in the formation of Exelon Corporation. Ms. Strobel served as Executive Vice President of Unicom and ComEd in 2000.

MARY ALICE TAYLOR, age 54.

        Ms. Taylor is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. She became a director in May 2000. The Board of Directors affirmatively determined that she qualifies as an "independent" director.

        Ms. Taylor has been an independent business executive since October 2000. During 2001, she accepted a temporary assignment as Chairman and Chief Executive Officer of Webvan Group, Inc., an Internet e-commerce company. Prior to that, Ms. Taylor was Chairman and Chief Executive Officer of HomeGrocer.com, an Internet e-commerce company, from 1999 until 2000. She was Corporate Executive Senior Vice President of Global Operations and Technology of Citigroup Inc., a financial and business services company, from 1997 until 1999. From 1980 until 1996, Ms. Taylor served as Senior Vice President, the Americas and the Caribbean, of Federal Express Corporation, a delivery services company. Ms. Taylor is also a director of The Allstate Corporation, Autodesk, Inc., and Blue Nile, Inc.

Directors with Terms Expiring in 2007

ROYCE S. CALDWELL, age 66.

        Mr. Caldwell is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in 2001. In November 2004, the Board appointed Mr. Caldwell as the lead director ("Lead Director"), to preside over executive sessions of the independent directors and act as a liaison between the Chairman and independent directors of the Company. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Caldwell retired as Vice Chairman of SBC Communications, Inc., a telecommunications company, where he served as Vice Chairman from 1998 to 2001. Prior to that, he served as President and Chief Executive Officer of SBC Operations, a telecommunications company, from 1997 to 1998. From 1995 to 1996, he was President and Chief Executive Officer of Southwestern Bell Corporation, a telecommunications company. Mr. Caldwell also serves as a director of Cullen/Frost Bankers.

PAUL C. ELY, JR., age 73.

        Mr. Ely serves as a member of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. He served as non-executive chairman of Sabre Holdings from December 2003 to November 2004. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Ely served as Chairman of Santa Cruz Yachts, a yacht manufacturing company, from 1995 until 2002 and as a General Partner of Alpha Partners, a venture capital company, from 1989 to 1997. In 1988, Mr. Ely was Executive Vice President and Director of Unisys, where he remained until 1989. Prior to that, he was Chairman and Chief Executive Officer of Convergent Technologies, Inc. from 1985 until 1988. From 1980 until 1985, he was Executive Vice President and Director of Hewlett-Packard and from 1973 until 1984, he led Hewlett-Packard's computer operations. In addition to Convergent, Mr. Ely previously served as Chairman for ASK Inc. and Network Peripherals, and was a director for several public companies, including Parker Hannifin Corporation, Unisys Corp., Tektronix, Inc., Travelocity.com Inc., and Spectra Physics.

GLENN W. MARSCHEL, JR., age 58.

        Mr. Marschel is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Marschel is President and Chief Executive Officer of NetNumber Inc., a provider of software and services to the telecommunication industry, and has held this position since 2000. From 1998 to 2000, he served as Chief Executive Officer, President, and Co-Chairman of the Board of Faroudja, Inc., a video processing technology company. Mr. Marschel also serves as a director of Corio, Inc.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Purpose and Structure

        The mission of the Board is to provide strategic guidance to the Corporation's management, to monitor the performance and ethical behavior of the Corporation's management, and to maximize the long-term financial return to Sabre Holdings' stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is constituted of nine directors.

Director Independence

        The Board of Directors has approved a set of director independence criteria for evaluating the independence of the Corporation's directors. The full text of the director independence criteria can be found in the Corporate Governance Guidelines published in the governance section of our website (www.sabre-holdings.com)1. The director independence criteria are more stringent than both those adopted as part of the New York Stock Exchange ("NYSE") corporate governance listing standards (the "NYSE listing standards") for independent directors and the SEC's standards for independent audit committee members. As part of its annual evaluation of director independence, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past three years), between each director and the Corporation, its subsidiaries, affiliates, equity investors, or independent auditors. The Board also examined whether there are (or have been within the past year) any transactions or relationships between each director and members of the senior management of Sabre Holdings or its affiliates. As a result of this evaluation, the Board has affirmatively determined that each Director, other than Mr. Gilliland (the Corporation's CEO), is independent under those criteria. Therefore, eight of the Corporation's nine directors (or 88.9 percent) are independent. To promote open discussion among non-management directors, regular executive sessions are scheduled at which the independent directors meet without management participation. Interested parties, including stockholders, may communicate with the Chairman of the Executive Committee or the non-management directors through the process described in this Proxy Statement under the heading "Corporate Governance—Guidelines for Communicating with Directors."

1
We have not incorporated by reference into this Proxy Statement the information included on or linked from our website, and you should not consider it to be part of this Proxy Statement.

Board Meetings and Attendance

        The Board of Directors, its committees, and its subcommittees met a total of 37 times in 2004, including regularly scheduled and special meetings. During 2004, all of the Corporation's directors attended at least 97 percent of the aggregate number of meetings of the Board and the committees held during the period in which they served on the Board or such committees. As a matter of practice, all of the directors attend the annual meeting in person. Directors are strongly encouraged to attend the annual meeting to the extent practicable. All nine directors (100 percent) who were serving at the time attended the annual meeting in 2004.

Board Committees

        The Board has four standing committees: Audit, Compensation, Governance and Nominating, and Executive. The Audit, Compensation, and Governance and Nominating Committees include only independent directors. The Executive Committee includes Directors Gilliland, Ely, Martin, Strobel, and Thomas. The sole non-independent director, Mr. Gilliland, attends each committee meeting except during private sessions of the independent directors. The Board believes that its performance is enhanced by directors who are fully informed about, and actively participate in, the activities of each of the Audit, Compensation, and Governance and Nominating Committees. The Board has, therefore, assigned each independent director to serve as a member of each of those three committees. This structure permits the Board to delegate greater responsibility and authority to its committees, and to conduct significant discussions and take formal action in its committees without the need for formal reports to the Board. This structure also furthers the Board's policy of having significant decisions made by all of the independent directors.

        The Board's committees perform the functions described below.

Audit Committee

        The Audit Committee, composed entirely of independent directors (as that term is defined by the NYSE listing standards, SEC regulations, and the Corporation's director independence criteria) met 7 times during 2004 (including 3 in-person meetings). During each in-person meeting, the Audit Committee met privately with the Corporation's independent auditors and the Corporation's vice president of internal audit. The Committee members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel, Taylor, and Thomas (Chairman). All members of the Audit Committee have been affirmatively determined by the Board to be financially literate under the NYSE listing standards. Mr. Thomas, an independent director and the Chairman of the Audit

Committee, has been designated by the Board as an audit committee financial expert within the meaning of Item 401 of Regulation S-K. Four other members of the Committee also qualify, but have not been formally designated as audit committee financial experts. For those directors serving on three or more public-company audit committees, the Board of Directors has affirmatively determined that such service will not impair the abilities of those directors to serve effectively on the Audit Committee.

        The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended from time to time, and its principal purposes and responsibilities (which are detailed in its charter) include overseeing the integrity of the Corporation's financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditor's qualifications and independence (including auditor rotation), reviewing the performance of the Corporation's internal audit function, and preparing the Audit Committee's report, which is included in this Proxy Statement. See "Report of the Audit Committee." The Board adopted an amended charter for the Audit Committee on January 20, 2004, and a copy of this charter is available on the corporate governance section of our website.

        The Corporation provides mechanisms for employees and other interested parties to confidentially and anonymously bring to the attention of the Audit Committee any concerns related to the Corporation's Business Ethics Policy, legal issues, and accounting or audit matters. Employees are able to report their concerns to the Compliance Office by telephone at (682) 605-3998 or via pre-paid mail or courier to:

  Compliance Office
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

or via e-mail to compliance.office@sabre-holdings.com. The Corporation also provides a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United States. The call center is staffed 24 hours a day, 7 days a week. The Corporation's process for collecting and organizing these communications and determining which communications will be relayed to the Audit Committee members is administered by the General Counsel acting as the Compliance Officer, is overseen by the Audit Committee, and was approved by a majority of the independent Directors.

Compensation Committee

        The Compensation Committee, which is composed entirely of independent directors, met 4 times during 2004 (including 3 in-person meetings). The Compensation Committee members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel (Chairman), Taylor, and Thomas. The Compensation Committee's principal purposes and responsibilities (as detailed in its charter) are to review and approve corporate goals and objectives relevant to the Chief Executive Officer ("CEO") and other executive officer compensation; to evaluate the CEO's performance in light of those goals and objectives and determine and approve the CEO's compensation based on that evaluation; to approve compensation, incentive-compensation plans, and equity-based plans for the directors and executive officers, to conduct annual performance evaluations of the Compensation Committee; and to produce annual reports on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. A current copy of the Compensation Committee charter is available on the governance section of our website.

Governance and Nominating Committee

        The Governance and Nominating Committee, which is composed entirely of independent directors, met 5 times during 2004 (all in-person meetings). The members are Directors Caldwell, Ely, Lindner, Marschel, Martin (Chairman), Strobel, Taylor, and Thomas. The Governance and Nominating Committee's principal purposes and responsibilities (as described in its charter) are to establish the criteria for selecting new directors; to identify suitable individuals under those criteria who are qualified to serve as directors; to recommend to the Board nominees for election as directors; to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; to recommend committee structures and functions; to recommend qualifications for membership appointments and removals for the committees of the Board; to monitor the operations of the Board and its committees and make recommendations to improve operations; to oversee the annual performance evaluation of the Board, its committees, and management; and to conduct annual performance evaluations of the Governance and Nominating Committee itself. A current copy of the Governance and Nominating Committee charter is available on the governance section of our website.

Executive Committee

        The Executive Committee does not meet on a regular basis, and it met one time during 2004. Throughout most of 2004, the Executive Committee was composed of Directors Ely, Gilliland

(Chairman), Martin, Strobel, and Thomas. The Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of such powers and authority as are specifically reserved to the other committees or to the entire Board. A current copy of the Executive Committee charter is available on the governance section of our website.

No Material Proceedings

        As of March 11, 2005, there are no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or beneficially of more than five percent of our Common Stock (or their associates), is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries.

CORPORATE GOVERNANCE

        Sabre Holdings is committed to conducting its business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board of Directors has approved a comprehensive system of corporate governance documents that collectively constitute the Corporate Governance Policy of Sabre Holdings. These documents exceed the requirements established by the NYSE's listing standards and by the SEC. The Corporate Governance Policy describes the principles, policies, processes, and practices followed by the Board, executive officers, and employees in governing the Corporation, and serves as a flexible framework for sound corporate governance. The Corporate Governance Policy is available on the corporate governance section of our website. In addition, stockholders may request a free copy of the Corporate Governance Policy from:

  Sabre Holdings Corporation
  Attention: Investor Relations
  3150 Sabre Drive
  Southlake, TX 76092
  (682) 605-1000

        The following documents collectively constitute the Corporate Governance Policy of Sabre Holdings Corporation:

Corporate Governance Guidelines

        The statement of Corporate Governance Guidelines satisfies the requirements of the NYSE's listing standards for a statement of corporate governance guidelines. The statement includes topics such as: director qualification criteria and independence standards, director responsibilities, committee structure, interaction with management, performance evaluations, director continuing education, and director compensation.

Board Administration Guidelines

        The statement of Board Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board. The statement includes topics such as: Board composition, expectations of Directors (including retirement and resignation on changed circumstances), and Board meeting practices.

Committee Administration Guidelines

        The statement of Committee Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board's committees. The statement includes topics such as: committee structure, committee governance documents, membership qualifications, independence of committee members, financial literacy and expertise, other audit committee service, committee assignment practices, and committee meeting practices.

Committee Governance Documents

        Each committee of our Board of Directors has the following three core governance documents:

  •
  a Charter that satisfies the requirements of the NYSE's listing standards for the relevant committee. The Charter describes the committee's purposes and responsibilities, a delegation of authority to the committee from the Board, and provisions for funding the committee;

  •
  a description of the committee's Key Tasks and Processes, which are intended to serve as discretionary guidelines for the performance of the committee's functions; and

  •
  Administration Guidelines for the committee's operations, such as the qualification standards for the committee's members.

Auditor Services Pre-Approval Policy

        The Auditor Services Pre-Approval Policy defines the principles and procedures followed by the Audit Committee in pre-approving audit and non-audit services performed by the Corporation's independent auditors.

Guidelines for Communicating with Directors

        The statement of Guidelines for Communicating with Directors describes the methods by which securities holders and other interested parties may communicate information to the Board and its committees, or to specified independent directors. As part of these guidelines, we provide mechanisms for stockholders and other interested parties to send communications to the entire Board, the independent directors, the Chairman of the Board, or the chairman of any particular committee. Written communications should be addressed to the appropriate body or director and sent via pre-paid mail or courier to:

  c/o Corporate Secretary
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

or via e-mail to Corporate.Secretary@sabre-holdings.com. The Corporation also provides a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United States. The call center is staffed 24 hours a day, 7 days a week. The Corporation's process for collecting and organizing security holder communications and determining which communications will be relayed to Board members is administered by the Corporate Secretary, is overseen by the Governance and Nominating Committee, and is approved by a majority of the independent directors.

Miscellaneous Governance Policies

        The statement of Miscellaneous Governance Policies describes miscellaneous policies, processes, and practices that may be of interest to investors and other parties. It includes policy statements on various topics such as: stock ownership requirements for directors and executive officers, compensation principles, stock option re-pricing, auditor rotation, and stockholder rights plan (poison pill) approval.

Business Ethics Policy

        The Business Ethics Policy meets the requirements of the NYSE's listing standards for a code of business conduct and ethics as well as requirements established by the SEC for a code of ethics applicable to financial officers. The policy applies to the Corporation's directors, executive officers, employees, and contractors around the globe. It includes topics such as: conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, and compliance with laws, rules, and regulations (including insider trading laws).

Attorney Up-the-Ladder Reporting Policy

        Attorneys representing the Corporation are directed to read and follow the Attorney Up-the-Ladder Reporting Policy, which implements the SEC's Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer.

Policy Administration Guidelines

        The statement of Policy Administration Guidelines describes the scope of the comprehensive Corporate Governance Policy and states that the entire policy, and each of its component documents described above, are non-binding guidelines that can be changed by the Board at any time and do not confer enforceable rights on stockholders or any other persons. The Board of Directors retains the flexibility to act in its discretion, consistent with its fiduciary responsibilities, in conducting, managing, and overseeing the affairs of the Corporation and its subsidiaries.

INFORMATION REGARDING THE COMPENSATION OF DIRECTORS

        The Compensation Committee of the Board of Directors reviews director compensation every two years and engages an independent compensation consultant to advise the Compensation Committee on market data, trends, and recommendations for this biennial review. The Compensation Committee establishes the compensation for the outside directors based upon this review and advice.

        Currently, the Company's outside directors (all directors other than Mr. Gilliland, the Company's Chairman and Chief Executive Officer) receive a semi-annual retainer of $20,000 ($40,000 annually) for service on the Board of Directors and $2,000 for each day of Board or committee meetings attended in person (but not chaired). For each day of telephonic meetings attended (but not chaired) outside directors received $1,000. Each chairman of a committee receives an additional semi-annual retainer of $5,000 ($10,000 annually). Each outside director who chairs a committee meeting receives $3,000 for each day that includes an in-person meeting, and $2,000 for each day that includes a telephonic meeting.

        In addition, for every regularly scheduled Board meeting attended in person, each outside director currently receives options to purchase 600 shares (up to a maximum of 3,600 per year) of Common Stock under the Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan (the "1996 LTIP") and 400 deferred stock units (up to a maximum of 2,400 per year) under the 2003 Directors Deferred Compensation and Deferred Stock Unit Plan (the "2003 Directors Plan"). In addition, any new outside director, when first elected to the Board, currently receives a one-time inducement award (the "inducement award") of 3,000 deferred stock units under the 2003 Directors Plan and options for 10,000 shares of Common Stock under the 1996 LTIP. The stock options have an exercise price equal to the fair market value, as determined under the 1996 LTIP, of the underlying shares on the date of grant, generally vest one year from grant date, and currently have a ten-year term.

        Pursuant to the biennial review process described above, on December 17, 2004, the Compensation Committee approved adjustments to simplify and streamline the compensation of the Company's outside directors effective after the 2005 Annual Meeting. Total compensation of the outside directors will not change materially. The outside directors will be compensated in two semi-annual installments, with the first installment payable in June and the second installment payable in December. Total annual compensation will include:

  •
  $75,000 in cash

  •
  $60,000 in deferred stock units under the 2003 Directors Plan

  •
  $40,000 in stock options under the 2005 LTIP if it is approved by the stockholders in proposal 5, or otherwise under the 1996 LTIP

  •
  Each chairman of a committee and the lead director will receive an additional annual cash retainer of $15,000

        The deferred stock units and stock option grants are intended to deliver a specified value, rather than a specified number of deferred stock units and stock options. The exact number of deferred stock units and stock options awarded will be determined based upon valuing the Company's Common Stock using the average price of the Common Stock for the 30-day period preceding the grant date. The grant price of the option is the fair market value of the Common Stock on the date of the grant. For the stock option grants, the 30-day average is used to determine the stock price for which a Black-Scholes valuation will then be calculated to determine the number of shares. The amount of deferred stock units is determined by taking the 30-day average stock price divided by $60,000. Directors will no longer receive separate compensation for each Board or Committee meeting. In addition, the inducement award for new directors will be eliminated.

        Directors may defer payment of all or any part of the cash fees described herein pursuant to the 2003 Directors Plan, which provides two deferral alternatives. Under the first deferral alternative, the Company will pay interest on the amount deferred using the six-month London Interbank Offered Rate, plus one percent. Under the second deferral alternative, compensation deferred during any calendar month is converted into units equivalent to the Company's Common Stock by dividing the total amount of deferred compensation by the fair market value of the Common Stock, as determined under the 2003 Directors Plan. At the end of the applicable deferral period, the Company will pay to the director an amount in cash equal to the amount accrued in the director's deferral account or the number of accumulated stock equivalent units multiplied by the fair market value of Common Stock, as determined under the 2003 Directors Plan, as of the date selected by the director in such director's deferral election form or the installment payment date.

        Upon termination from service on the Board of Directors, the Company will pay to the director an amount in cash equal to the number of his or her accumulated deferred stock units under the 2003 Directors Plan multiplied by the fair market value, as determined under the 2003 Directors Plan, of Common Stock on the last day of the month following the month in which the service terminates.

        On December 1, 2003, Paul C. Ely was named Chairman of the Board of Directors. In recognition of his additional duties as non-executive Chairman of the Board, Mr. Ely received a semi-annual retainer of $50,000 in addition to his regular outside director compensation. On November 9, 2004, Sam Gilliland was named the Chairman of the Board of Directors of the Company. Mr. Gilliland does not receive additional compensation for his services as Chairman of the Board of Directors. Also on November 9, 2004, the Board appointed Royce S. Caldwell as the Lead Director to preside over executive sessions of the independent directors and act as a liaison between the Chairman and the independent directors of the Company. On January 25, 2005, the Committee approved compensation arrangements for the Lead Director to be effective from November 9, 2004 through May 17, 2005. Pursuant to these arrangements, the Lead Director will be compensated (in addition to other Board compensation) as follows, in addition to the amounts otherwise payable for his service as a director:

  •
  A $5,000 semi-annual retainer; and

  •
  Fees for Executive Sessions of the Non-Management Directors of $3,000 for each day that includes an in-person meeting, and $2,000 for each day that includes a telephonic meeting.

REPORT OF THE
COMPENSATION COMMITTEE

The Role of the Committee

        The Compensation Committee of the Board of Directors (the "Committee") determines and oversees compensation for the executive officers of the Corporation, reviews and approves corporate goals and objectives relevant to compensation of the CEO and other executive officers, and evaluates the performance of the CEO and other executive officers in light of those goals and objectives. The Compensation Committee determines and approves the compensation of the CEO and other executive officers based on these evaluations, makes decisions with respect to incentive-compensation plans and equity-based plans, and conducts an annual performance evaluation of the Compensation Committee.

        This report was prepared by the Committee following the Committee's January 2005 meeting, at which time the Committee determined the Corporation's 2004 incentive bonus pool and each executive officer's individual cash bonus award for the 2004 performance year, established annual incentive targets and performance measures for the 2005 performance year, considered and approved salary adjustments and long-term incentive awards for executive officers of the Corporation, and conducted other matters consistent with the Charter of the Compensation Committee (the "Charter").

Committee Charter

        In an effort to enhance corporate governance and clarify the role of the Compensation Committee with respect to carrying out the foregoing policies, the Board of Directors approved the Charter in January 2004. Pursuant to the Charter, the Compensation Committee must be composed of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Compensation Committee member. Further, the Compensation Committee must be comprised of directors who are affirmatively determined by the full Board of Directors to be independent under the revised listing standards of the New York Stock Exchange and the Corporation's Director Independence Criteria. See "Information Regarding the Board and Its Committees—Director Independence." The Board has determined that all of the members of the Compensation Committee qualify as independent under the standards described above.

        In general, the Charter clarifies the function and scope of the Compensation Committee by authorizing it to ensure both that the Corporation's compensation policies are in the best interests of the Corporation and its stockholders and that the Corporation's compensation practices adhere to those policies. The Charter expressly provides that the Compensation Committee shall, among other things, evaluate its own performance under the Charter on an annual basis, conduct or authorize investigations or studies, and engage independent counsel or advisers as it deems necessary to carry out the foregoing, in each case at the Corporation's expense.

Compensation Strategy

        The Compensation Committee views its principal responsibility as establishing compensation policies that facilitate the achievement of the Corporation's business strategy, in its effort to create value for investors. In this regard, policies and programs adopted by the Committee are intended to enhance the ability of the Corporation's subsidiaries to attract, retain, and motivate exceptionally knowledgeable and experienced executives committed to the successful operation and management of the Corporation.

        The compensation policies and programs of the Corporation are considered by the Committee within the context of an integrated total rewards framework. Within this framework, the Committee considers and determines various components of "Pay"—base salary, annual incentive compensation, and long-term incentive compensation; and "Executive Benefits"—severance plans, retirement benefits (including supplemental retirement benefits), and perquisites. It is through the combination of these programs that the Committee believes it can most effectively support and facilitate the ultimate creation of value for investors.

        With respect to the compensation of executive officers, the Committee has established a policy that executive officer Pay will be market-based, referenced against the mid-range of competitive practices of relevant comparator groups. These comparator groups include those companies used in comparing relative performance in the performance graph (the "Corporate Performance"; see page 49), as well as broader indicators of market Pay, derived from published compensation surveys of both technology and general industry companies. Actual pay decisions take into consideration several additional factors influencing the marketplace for executive talent, including individual performance, scope of responsibility, prior experience, breadth of knowledge, and internal equity. The Committee engages and considers the advice of an independent compensation consultant regarding these matters.

Base Salaries

        While the Committee believes that a substantial portion of each executive officer's total compensation should be "at-risk," the Committee seeks to assure that base salaries are competitive with the mid-range of market practices.

        The base salaries of the CEO and other executive officers of the Corporation are regularly reviewed, and any changes approved, by the Committee. In addition to the base salary increase for Mr. Gilliland, made in connection with his promotion in 2003, for 2004, the Committee increased the base salaries of Messrs. Jackson, Speck, Schwarte and Stow. The increases were determined based on each individual's pay position relative to the market range and value to the Corporation reflected in the executive officer's knowledge, experience and contribution to the success in achieving the Corporation's objectives. In addition, the Committee approved increases for certain other executives of the Corporation, with increases averaging approximately 4 percent.

Annual Incentives

        The Corporation maintains an annual incentive compensation program (the "Variable Compensation Program" or "VCP"), which provides for cash awards to be paid based upon attainment of pre-established performance standards. The Committee believes the VCP facilitates the communication of objectives that are of primary importance during the coming year ("VCP Objectives") and is intended to motivate executive officers to attain those VCP Objectives. In this regard, the Committee seeks to ensure that a significant portion of each executive officer's total annual cash compensation is linked to the attainment of the VCP Objectives by providing executive officers with annual incentive award opportunities that are competitive with the mid-range of market practices.

        It is the Committee's philosophy that, to the extent the Corporation achieves the VCP Objectives, each executive officer's total cash compensation should become increasingly competitive with the market total annual cash compensation levels. In those years in which the VCP Objectives are not realized, participants will receive less or no incentive pay.

        Specifically, under the VCP, in 2004 the Committee established a "Bonus Pool" based on the financial performance of the Corporation, determined on the basis of Earnings Before Interest and Taxes ("EBIT") generated by the operations of the Corporation during the fiscal year. This pool established the maximum award payable to any one of the Named Executive Officers and the maximum aggregate awards payable to the Named Executive Officers as a group. Based on the Committee's assessment of performance relative to the pre-established VCP Objectives, the Committee determines the percentage of the Bonus Pool to be awarded to the Named Executive Officers.

        For the 2004 performance year, the Bonus Pool available for the Named Executive Officers (other than the CEO) was $1,978,982 (0.76 percent of EBIT). VCP Objectives considered in the determination of awards for fiscal 2004 performance included Revenue, Operating Income and

Cost per Direct Booking. In addition, the Committee believes that the high level of uncertainty affecting the industry warrants the appropriate use of Committee discretion in the determination of VCP awards, which the Committee has exercised sparingly. Notwithstanding the Committee's ability to exercise discretion, awards payable to the Named Executive Officers of the Corporation may not exceed the Bonus Pool as determined by the operating performance of the Corporation.

        In determining individual bonus payments to Named Executive Officers with respect to 2004 performance, the Committee considered the absolute performance of each of those individuals based on the achievement of the pre-established VCP Objectives, as well as the performance of those individuals and the Corporation as a whole relative to its competitors. Actual amounts paid to the Named Executive Officers from the pool for 2004 performance totaled $1,362,637 or approximately 69 percent of the bonus pool. Amounts paid to each of the Named Executive Officers for 2004 performance are presented in the Summary Compensation Table on Page 36.

        The basic structure and application of the Corporation's VCP will remain unchanged for fiscal 2005, although the specific VCP Objectives have been revised, reflecting the specific strategic and operational goals of the Corporation for the 2005 fiscal year. For fiscal 2005, the Committee has authorized a bonus pool for the Named Executive Officers other than the CEO that is not to exceed 0.69 percent of planned 2005 Adjusted Operating Income.

Long-Term Incentives

        In keeping with the Corporation's desire to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise the largest portion of each Named Executive Officer's total Pay. The purpose of these incentives is principally to align the interests of these individuals with the interests of the Corporation's stockholders and the Corporation's growth in real value over the long-term. The Committee seeks to provide executive officers with long-term incentive award opportunities that are competitive with the mid-range of market practice. In determining individual long-term incentive awards, the Committee considers each individual's levels of responsibility, prior experience, historical award data, various performance criteria, total potential rewards from other elements of compensation, and the compensation practices of the comparator group.

        During 2004, certain executive officers and key employees of the Corporation, including the Named Executive Officers, received awards of stock options and restricted stock. Although these awards are earned on the basis of continued service to the Corporation rather than on achievement of performance objectives, the Committee considered the performance of both the Corporation and the individual when determining the size of these grants. Due in part to the high level of uncertainty affecting the industry, the Committee does not currently require the achievement of pre-established performance objectives in order for recipients to earn their long-term incentive grants, although the Committee would consider such provisions at a future point in time when the industry outlook is deemed sufficiently stable.

Executive Benefits

        Executive officers and other executives of the Corporation are eligible for certain benefits that are not available to all employees of the Corporation. These supplemental benefits are offered primarily for the purpose of providing total reward opportunities to its executives that are competitive with the mid-range of market practices. Specifically, the supplemental executive benefits programs offered by the Corporation include:

  •
  Severance plans—The Corporation's subsidiaries maintain Executive Termination Benefit Agreements ("ETBA's") with selected executives of the Corporation. See "Employment Agreements and Termination of Employment and Change in Control Arrangements—ETBA's" for a summary of the provisions of these agreements.

  •
  Deferred Compensation Plans—The Corporation's subsidiaries maintain a Deferred Compensation Plan under which participants may elect to defer base salary in excess of $205,000 and up to 100% of bonus amounts into deemed investments that closely mirror the funds offered in the 401(k) plan.

  •
  Retirement benefits (including supplemental retirement benefits)—The Corporation's subsidiaries maintain a Supplemental Executive Retirement Plan ("SERP") for which certain executives and employees are eligible. The SERP provides restoration benefits to certain individuals whose retirement benefits are affected by the limit on the maximum amount of compensation which may be taken into account under qualified plans and provides additional benefits on annual bonus payments not recognized under qualified plans.

  •
  Perquisites—The Corporation's subsidiaries also provide certain additional benefits to a limited number of executives of the Corporation. While the purpose of many of these additional programs is to fulfill business needs, such as airline and other club memberships, they are generally considered to be perquisites. Other perquisites include financial planning services, executive physicals and stock exercise fee reimbursement. Non-revenue travel is considered a privilege available to employees hired prior to 2000 of which a portion is paid by the Corporation's subsidiaries. The value of the perquisites is addressed in tabular disclosure on page 36.

        Copies of the ETBA's and other plan documents mentioned above are referenced as Exhibits to the Corporations filings with the SEC.

Stock Ownership Requirements

        Directors and all employees above the vice president level are required to meet certain stock ownership requirements. See "Corporate Governance—Miscellaneous Governance Policies" for more information.

Compensation of the Chief Executive Officer

        The Corporation and Mr. Gilliland, Chairman, President and Chief Executive Officer of the Corporation, are parties to an employment agreement dated December 2, 2003. The employment agreement sets Mr. Gilliland's base salary at $650,000, subject to annual review and increase by the Committee, and sets his target award under the Corporation's VCP at 100 percent of his base salary.

        Along with the other Named Executive Officers, Mr. Gilliland participates in the VCP established by the Committee. For the 2004 performance year, the Bonus Pool available for the Chief Executive Officer was $1,484,237 (0.57 percent of EBIT). Based on the Committee's assessment of performance relative to the pre-established VCP Objectives, the Committee awarded a bonus to Mr. Gilliland of $1,150,000.

        Pursuant to the terms of his employment agreement, Mr. Gilliland received 125,000 stock options granted on December 2, 2003 and received a grant of 67,500 restricted shares on January 5, 2004. No other equity awards were made to Mr. Gilliland during 2004.

        In addition, based on his past service and his position, Mr. Gilliland participates in certain executive benefits programs and is eligible for certain perquisites, including financial planning services, executive physicals and stock exercise fee reimbursement.

Compliance with Section 162(m)

        Section 162(m) of the Internal Revenue Code ("Code") provides that certain compensation in excess of $1 million that is paid to a Named Executive Officer will not be deductible by the Corporation for federal income tax purposes, unless the compensation is performance-based and is paid pursuant to a plan meeting certain requirements of the Code.

        The Compensation Committee has carefully considered the implications of Section 162(m) of the Internal Revenue Code. The Committee believes tax deductibility of compensation is an important consideration. Accordingly, the Committee, where possible and considered appropriate, strives to preserve corporate tax deductions, including the deductibility of compensation to Named Executive Officers.

        The Committee also reserves flexibility, where it is deemed necessary and in the best interests of the Corporation and its stockholders to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Corporation's business strategy, to approve compensation arrangements that are not necessarily fully tax deductible to the Corporation. In this regard, certain portions of compensation paid to the Named Executive Officers may not be deductible for federal income tax purposes under Section 162(m). The Committee will continue to review the Corporation's executive compensation practices to determine if other elements of executive compensation constitute "qualified performance-based compensation" under the Code.

Submitted by the Sabre Holdings Corporation Compensation Committee:

Pamela B. Strobel (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Mary Alice Taylor
Richard L. Thomas

2005 BONUS CRITERIA FOR EXECUTIVE OFFICERS

        On January 25, 2005, the Compensation Committee approved the 2005 bonus criteria for the Corporation's executive officers. The VCP provides for cash awards to be paid based upon attainment of pre-established performance standards. The Committee believes the VCP facilitates the communication of VCP Objectives, and is intended to motivate executive officers to attain those VCP Objectives. In those years in which the VCP Objectives are not realized, participants will receive less or no incentive pay.

        With regard to the Chief Executive Officer, the Compensation Committee has authorized, under the VCP, a bonus pool that is not to exceed 0.47 percent of the Corporation's planned 2005 adjusted operating income. With regard to those individuals that the Corporation anticipates will constitute the named executive officers for the 2005 fiscal year (the four most highly compensated executive officers of the Corporation other than the CEO), the Committee has authorized, under the VCP, a bonus pool that is not to exceed 0.69 percent of the Corporation's planned 2005 adjusted operating income. These pools establish the maximum awards payable to these named executive officers and the Chief Executive Officer as a group based on the Committee's assessment of performance, in terms of both objective performance (the Corporation's adjusted operating income and the performance of each executive's corporate staff group or business unit) and a subjective analysis (for the purposes of negative discretion) of each executive's qualitative performance relative to pre-established VCP Objectives. Note that the Committee may (and traditionally has chosen to) exercise negative (but not upward) discretion to reduce the amounts payable from the pool. Therefore, the 2005 VCP Targets for each of these executive officers are: Michael S. Gilliland (Chairman, President and CEO) $750,000, Jeffery M. Jackson (Executive Vice President and Chief Financial Officer) $296,800, Eric J. Speck (Executive Vice President and Chief Marketing Officer) $275,800, Michelle A. Peluso (Executive Vice President and President and Chief Executive Officer, Travelocity) $262,500, and Thomas Klein (Executive Vice President and Group President, Sabre Travel Network and Sabre Airline Solutions) $262,500.

        With respect to all executive officers of the Corporation, the maximum cash payment under the 1996 LTIP with respect to any calendar year may not exceed an amount twice the executive's annual base salary as in effect on the last day of the preceding fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2004, Royce S. Caldwell, Paul C. Ely, Jr., Richard G. Lindner, Glenn W. Marschel, Jr., Bob L. Martin, Pamela B. Strobel, Mary Alice Taylor, and Richard L. Thomas served on the Compensation Committee. None of the members of the Compensation Committee were officers or employees of Sabre Holdings or any of its subsidiaries during the last fiscal year, or at any other time, or had any relationship with the Corporation requiring disclosure under Item 404 of Regulation S-K. None of the Compensation Committee members mentioned above or any other director of the Corporation were executive officers of another entity on whose compensation committee or board of directors an executive officer of the Corporation served.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are independent and financially literate. The Board of Directors has designated the Chairman of the Audit Committee, Richard L. Thomas, as an audit committee financial expert under the SEC's guidelines. Four other members of the Audit Committee also qualify as audit committee financial experts but have not been formally designated.

        The Audit Committee's purposes and responsibilities are described in its Charter, available on the corporate governance section of the Corporation's website. They include overseeing the integrity of the Corporation's financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditors' qualifications and independence (including auditor rotation), and reviewing the performance of the Corporation's internal audit function. The Audit Committee members do not act as accountants or auditors for the Corporation. Management is responsible for the Corporation's financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The external auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and for expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting and on the effectiveness of the Corporation's internal control over financial reporting.

        In this context, the Audit Committee has reviewed and discussed, with management and the external auditors, the Corporation's audited financial statements for the year ended December 31, 2004, and reports on the effectiveness of internal control over financial reporting as of December 31, 2004. The Audit Committee has discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS 90. In addition, the Audit Committee has received from the external auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the external auditors' provision of non-audit services to the Corporation is compatible with the auditors' independence.

        Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard L. Thomas (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Pamela B. Strobel
Mary Alice Taylor

EXECUTIVE COMPENSATION
Summary Compensation Table

        The following table sets forth information concerning compensation paid or accrued by the Corporation during the past three fiscal years to: (i) the Chief Executive Officer of the Corporation during the last fiscal year; and (ii) each of the next four most highly compensated executive officers during the last fiscal year (collectively the "Named Executive Officers").

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position
	Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Award(s)(2)	Securities Underlying Options/SARs	AMENDED LTIP Payouts		All Other Compensation(3)
M.S. Gilliland	2004 2003 2002	$658,308 377,500 317,325	$1,150,000 137,000 157,000	$0 0 0	$1,445,175 731,671 0	0 155,000 70,000	$ $	0 0 0	$45,731 30,734 22,600

J.M. Jackson	2004 2003 2002	421,385 390,000 388,523	404,277 196,560 196,000	0 0 0	858,400 746,599 0	20,000 30,000 70,000		0 0 0	0 0 0

E.J. Speck	2004 2003 2002	391,769 365,000 363,618	327,911 183,960 175,000	0 0 0	751,100 734,251 0	20,000 30,000 70,000		0 0 0	0 0 0

J.S. Stow	2004 2003 2002	317,539 300,000 285,535	331,511 144,000 122,000	0 46,072 0	429,200 425,364 0	15,000 15,000 35,000		0 0 0	0 0 0

D.A. Schwarte	2004 2003 2002	332,154 307,692 278,939	298,939 162,461 129,000	0 0 0	557,960 706,791 0	15,000 30,000 45,000		0 0 0	28,441 25,110 20,089

M.S. Gilliland	= Michael S. Gilliland, Chairman, President and Chief Executive Officer
J.M. Jackson	= Jeffery M. Jackson, Executive Vice President, Chief Financial Officer, and Treasurer
E.J. Speck	= Eric J. Speck, Executive Vice President and Chief Marketing Officer
J.S. Stow	= John S. Stow, Senior Vice President and President, Sabre Travel Network
D.A. Schwarte	= David A. Schwarte, Executive Vice President and General Counsel

(1)
During 2004, Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Stow, and Mr. Schwarte had other annual compensation (including, but not limited to, perquisites) in the following amounts, respectively: $17,913, $26,688, $19,688, $32,582, and $6,165. These amounts may or may not include one or more of the following perquisites: the portion of non-revenue travel paid by the Corporation (a privilege accorded to approximately 2,732 of the Corporation's employees), country club memberships, annual physicals, financial planning, and any use of leased aircraft which is imputed as income for tax purposes. Valuation of Perquisites: In 2004 the Corporation provided a taxable allowance of up to $7,050 to selected senior executives for financial counseling services, which may include tax preparation and estate planning services. We value this item based on the actual charge for the services. Country club membership is determined based on business need and only the portion used for personal use is imputed for tax purposes. The Corporation provides one executive physical exam each year to selected executives. The program includes exam procedures normally considered part of an annual physical. Additional procedures or follow ups are subject to the executive's regular medical plan. We value this item based on the actual charge for the services. Income imputed to executive officers for the use of aircraft leased by the Corporation is calculated pursuant to applicable IRS regulations. Except as noted, the aggregate value of these items for each of the Named Executive Officers did not exceed the lesser of $50,000 or 10% of their total compensation in 2004, 2003 or 2002. Other annual compensation figures do not include the following: Above market unrealized gains on deferred compensation pursuant to the Sabre Holdings Deferred Compensation Plan, which allows employees making above $110,000 base salary per year to defer up to 100% of base salary in excess of $205,000 and up to 100% of variable compensation on a pre-tax basis. Employees may specify among deemed investment options that closely mirror the Corporation's 401(k) plan. Unrealized gains are subject to loss in subsequent periods. Amounts deferred are unsecured and unfunded. During 2004, Mr. Speck and Mr. Stow had above market unrealized gains in the following amounts, respectively: $68,489 and $2,775. The other annual compensation shown for Mr. Stow for 2003 includes that portion of non-revenue travel paid by the Corporation, or $28,910.

(2)
Amounts reflect the dollar value of restricted stock awards made during the fiscal year, calculated by multiplying the closing market price of Common Stock on the date of grant by the number of shares awarded.

  The following table sets forth certain information concerning aggregate restricted stock awards held on December 31, 2004:

Restricted Stock: Total Shares and Value

Name	Total Number of Restricted Shares(A)	Aggregate Market Value of Restricted Shares(B)
M.S. Gilliland	107,665	$2,385,856
J.M. Jackson	83,303	1,845,994
E.J. Speck	77,796	1,723,959
J.S. Stow	45,053	998,374
D.A. Schwarte	63,880	1,415,581

        (A)  Restricted shares are shares of Common Stock that are subject to the restrictions on disposition until vesting and that are subject to forfeiture under certain circumstances if the employee leaves the Corporation ("Restricted Shares"). Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Stow, and Mr. Schwarte hold 10,098, 12,622, 12,622, 7,573, and 8,835 Restricted Shares, respectively, that were granted in 2000, and will vest upon the earliest of December 1, 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Stow, and Mr. Schwarte also hold 30,067, 30,681, 30,174, 17,480, and 29,045 Restricted Shares, respectively that were granted in 2003 and will vest in three equal installations on January 14, 2005, 2006, and 2007. Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Stow, and Mr. Schwarte also hold 67,500, 40,000, 35,000, 20,000, and 26,000 Restricted Stock shares respectively, that were granted in 2004 and will vest twenty-five percent per year from 2005 through 2008. Included in this table are dividends on Restricted Shares for the first, second and third quarters of 2003 which were reinvested. The additional Restricted Shares received as dividends follow the same vesting schedule as the original grants. The 4th quarter 2003 dividends were paid in cash and are not reflected. Quarterly dividends on Restricted Shares during 2004 were paid in cash, and we expect that any future quarterly dividends on Restricted Shares will be paid in cash. Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Stow, and Mr. Schwarte received $42,744, $28,020, $25,963, $15,197, and $21,006 in total cash dividends for 2004.

        (B)  Based on the closing price of $22.16 for Common Stock on the NYSE on December 31, 2004.

(3)
For 2004, amounts include employer basic and matching contributions under Sabre Inc.'s 401(k) plan, and employer contributions to a Supplemental Executive Retirement Plan ("SERP") that provides contribution accruals to certain executives and employees who earned compensation in excess of qualified plan limits (currently $205,000). Employer basic and matching contributions under the 401(k) plan for 2004 were $11,788 for each of Messrs. Gilliland and Schwarte, respectively. Employer contributions under the SERP for 2004 were $33,943 for Mr. Gilliland and $16,653 for Mr. Schwarte.

STOCK OPTIONS GRANTED

        The following table sets forth information concerning stock options granted during 2004 by Sabre Holdings to the Named Executive Officers.

Option/SARs Grants in Last Fiscal Year
Individual Grants
Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value(2)
M.S. Gilliland	0	0.00	$0	—	$0
J.M. Jackson	20,000	0.61	22.09	01/20/2014	173,400
E.J. Speck	20,000	0.61	22.09	01/20/2014	173,400
J.S. Stow	15,000	0.45	22.09	01/20/2014	130,050
D.A. Schwarte	15,000	0.45	22.09	01/20/2014	130,050

(1)
Options have a term of ten years and have an exercise price equal to the average of the high and low prices of Common Stock on the NYSE on the date of the grant. Twenty-five percent of the shares underlying the options granted January 20, 2004 vest one year from the grant date and 6.25 percent vest quarterly thereafter.

(2)
The grant date present values of the stock options are calculated under a modified Black-Scholes model, a mathematical formula used to value options. The actual income, if any, recognized upon the exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. The modified Black-Scholes model used to calculate the option value on the date of grant considers a number of factors to estimate an option's present value, including the stock's historic volatility, the expected life of the option, risk-free interest rates and expected dividend yield. The assumptions used in the valuation of the options that expire on January 20, 2014, were: stock price volatility—52.1 percent, expected life—4.5 years, interest rate—2.94 percent, and dividend yield—1.40 percent.

STOCK OPTION EXERCISES AND
DECEMBER 31, 2004 STOCK OPTION VALUE

        The following table sets forth certain information concerning stock options exercised during 2004 by the Named Executive Officers and the number and value of unexercised in-the-money options for Common Stock on December 31, 2004.

	Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Value
			Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised In-the- Money Options/SARs at FY-End(2)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
M.S. Gilliland	0	$0	223,932	137,500	$101,219	$220,406
J.M. Jackson	0	0	307,945	58,750	48,563	63,238
E.J. Speck	0	0	304,686	58,750	49,016	63,238
J.S. Stow	0	0	163,228	34,376	24,279	31,821
D.A. Schwarte	0	0	159,062	65,938	48,563	63,038

(1)
The Value Realized represents the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.

(2)
The year-end value of exercisable and unexercisable options represents the fair market value of $22.13 for the Common Stock on the NYSE on December 31, 2004, less the exercise price of the options. The actual income, if any, recognized upon exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. Actual income recognized upon the exercise of stock options may be higher or lower than the values reflected in this table.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        Under the 1996 LTIP, Performance Shares may be awarded to executive officers and other key employees, including the Named Executive Officers. No Performance Shares were awarded during 2004 to the Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding securities authorized for issuance under Sabre Holdings' equity compensation plans as of December 31, 2004.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted-average exercise price of outstanding options, warrants and rights(1)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	8,614,261	$30.85	16,093,804	(3)
Equity compensation plans not approved by security holders:(4)	5,568,116	30.84	1,264,121

Total	14,182,377	30.85	17,357,925

        (1)  Excludes 1,699,516 shares of Common Stock to be issued upon the exercise of outstanding options and SARs under the following assumed plans: GetThere.com, Inc. 1996 Stock Incentive Plan and GetThere.com, Inc. 1999 Stock Incentive Plan (together, known as the "GetThere Plans"), and Travelocity.com LP 1999 Long-Term Incentive Plan, Travelocity.com LP Second Amended 1999 Long-Term Incentive Plan, Travelocity Holdings, Inc. Amended 1999 Long-Term Incentive Plan, and Preview Travel, Inc. 1997 Stock Option Plan (together, known as the "Travelocity Plans"). In connection with the acquisition of GetThere.com, Inc. and the buy-in of Travelocity.com Inc., the Corporation assumed these plans and converted all outstanding options to options for Common Stock. These converted options remain subject to their original plans and are administered under their original terms and conditions. No future grants will be made under these plans. The number of securities to be issued upon exercise of outstanding options and SARs for assumed plans are as follows: GetThere Plans—318,599, Travelocity Plans—1,380,917. Weighted average exercise price of outstanding options and SARs for assumed plans are as follows: GetThere Plans—$21.65, Travelocity Plans—$41.04.

        (2)  Excludes shares purchased under the Sabre Holdings Corporation Employee Stock Purchase Plan (the "ESPP"). The ESPP allows eligible employees to purchase Sabre

Holdings' Class A Common Stock at a discount from the market price of such stock. The ESPP allows participating employees to purchase stock on a quarterly basis at 95 percent of the market price of the stock at the end of the three-month purchase period. A total of 4,000,000 shares of Sabre Holdings' Class A Common Stock have been reserved for issuance under the ESPP. Approximately 380,000, 480,000, and 251,000 shares were issued under the ESPP during 2004, 2003, and 2002 respectively, and 2,155,139 shares remained available for future purchases as of December 31, 2004 (included in column c).

        (3)  Includes 13,938,665 shares remaining available for issuance pursuant to the 1996 LTIP and 2,155,139 shares remaining available for future purchases under the ESPP. Shares remaining available under the 1996 LTIP may be issued pursuant to the exercise of stock options, stock appreciation rights and stock purchase rights, and may be granted as awards of restricted stock (up to 891,612 shares of restricted stock remain available for grants under the 1996 LTIP), deferred stock, performance awards, and other stock-based awards.

        (4)  Equity compensation plans not approved by security holders include the Sabre Holdings Corporation 2000 Stock Option Plan (the "2000 Stock Option Plan") and the 1996 Directors' Stock Incentive Plan (the "1996 Directors Plan"), each as described below.

        2000 Stock Option Plan.    The Corporation established the 2000 Stock Option Plan to attract, retain, and reward employees with stock options or stock appreciation rights. The total number of shares of Common Stock authorized for distribution under the 2000 Stock Option Plan is 7,000,000 shares, of which 5,495,432 are subject to outstanding options (at a weighted average exercise price of $30.84), and 1,264,121 remain available for future grants. The exercise price of options granted under the plan may not be less than fair market value of Common Stock on the date of grant, and no stock option may be exercisable more than ten years after the date of grant. Options granted prior to December 1, 2000, have a three-year cliff vesting, options granted on or after December 1, 2000, vest 25 percent one year from the date of grant and 6.25 percent quarterly thereafter. Generally, grants made prior to December 2001 are exercisable for 10 years from the date of grant and grants made during or after December 2001 are exercisable for 5 years from the date of grant. Since March 2005, the plan no longer allows shares to become available for distribution if 1) the exercisable shares are withheld to settle the exercise price or the tax for another award or 2) the shares themselves are used to settle the exercise price or the tax of another award.

        1996 Directors Plan.    The 1996 Directors Plan, under which grants were made until 1999, provided for annual awards of options to purchase shares of Sabre Holdings' Common Stock to non-employee directors. As of December 31, 2004, there were 72,684 options outstanding under the plan at a weighted average exercise price of $25.20. The options have an exercise price equal to the fair market value of Sabre Holdings' Common Stock on the date of grant and vest pro rata over a five-year period. Each option expires on the earlier of (i) the date the non-employee director ceases to be a director of the Corporation for any reason other than death, disability, or retirement, or (ii) three years from the date the non-employee director ceases to be a director of the Corporation due to death, disability, or retirement.

RETIREMENT PLANS

        Effective January 1, 1997, Sabre Inc. established The Sabre Inc. 401(k) Savings Plan (the "401(k) Plan"), a defined contribution plan qualified under the Code. Upon establishment, substantially all employees of Sabre Inc. under the age of 40 on December 31, 1996 began participating in the 401(k) Plan.

        Sabre Inc. contributes 2.75 percent of each participating employee's base pay to the 401(k) Plan. Employees fully vest in that contribution once they have aggregated three years of service. In addition, Sabre Inc. matches 50 cents of each pre-tax dollar contributed by participating employees, limited to six percent of the employee's base pay contribution, subject to IRS limitations. Employees are immediately vested in their own contributions and Sabre Inc.'s matching contributions.

        The obligation for benefits previously earned by employees under the age of 40 under the tax-qualified defined benefit pension plan (the "American Plan") of American Airlines, Inc. ("American") are now the responsibility of the Legacy Pension Plan (the "LPP"), a defined benefit plan sponsored by Sabre Inc. that offers benefits substantially similar to those offered by the American Plan. These benefits are based on the credited years of service earned as of December 31, 1996, or date of transfer to Sabre Inc. from American or its affiliates, if later than December 31, 1996 but prior to March 16, 2000. However, these employees will continue to earn years of service for purposes of determining vesting and early retirement eligibility under the LPP based on future service to Sabre Inc. Additionally, future increases in compensation levels will be considered in the calculation of retirement benefits to be paid from the LPP to these employees upon their retirement.

        Employees age 40 or over as of December 31, 1996, who were active participants in the American Plan at that date, were given the option of participating in the 401(k) Plan or the LPP. Benefits provided by the LPP to retirees of Sabre Inc. are based on years of credited service and the employee's base pay for the highest consecutive five years of the ten years preceding retirement. With the exception noted below, the obligation for benefits previously earned by these employees under the American Plan was transferred to the LPP.

        Certain employees of Sabre Inc., meeting specified criteria, classified as "Dual Retirees," have elected to remain in the American Plan for service through December 31, 1996. The obligation for benefits earned by these Dual Retirees as of December 31, 1996 under the American Plan remained with American as an obligation under the American Plan. These Dual Retirees are in the LPP for service and increases in compensation levels after December 31, 1996.

        Certain executive officers and certain employees of Sabre Inc. are eligible for additional retirement benefits, to be paid by Sabre Inc. under the SERP as an operating expense. The SERP provides benefits for 401(k) Plan participants (calculated using only salary and bonus as reflected in the annual compensation columns of the Summary Compensation Table) to which certain executive officers and employees of Sabre Inc. would be entitled, but for the limit on the maximum amount of compensation which may be taken into account under the 401(k) Plan ($205,000 for 2004). The SERP also provides pension benefits for LPP participants (calculated using final average salary and bonus as reflected in the annual compensation columns of the Summary Compensation Table) to which certain executive officers and employees of Sabre Inc. would be entitled, but for the limit of $165,000 for 2004 on the maximum annual benefit payable under the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code, and the limit on the maximum amount of compensation which may be taken into account under Sabre Inc.'s retirement program ($205,000 for 2004).

        The following table shows typical annual pension benefits payable under the LPP and the SERP, based upon retirement at normal retirement age 65, to persons in specified remuneration and credited years-of-service classifications.

PENSION PLAN TABLE

	Credited Years of Service
Final Average Earnings(1)	Annual Retirement Benefits
	15	20	25	30	35	40
$400,000	120,000	160,000	200,000	240,000	280,000	320,000
500,000	150,000	200,000	250,000	300,000	350,000	400,000
600,000	180,000	240,000	300,000	360,000	420,000	480,000
700,000	210,000	280,000	350,000	420,000	490,000	560,000
800,000	240,000	320,000	400,000	480,000	560,000	640,000
900,000	270,000	360,000	450,000	540,000	630,000	720,000
1,000,000	300,000	400,000	500,000	600,000	700,000	800,000
1,200,000	360,000	480,000	600,000	720,000	840,000	960,000
1,400,000	420,000	560,000	700,000	840,000	980,000	1,120,000
1,600,000	480,000	640,000	800,000	960,000	1,120,000	1,280,000
1,800,000	540,000	720,000	900,000	1,080,000	1,260,000	1,440,000
2,000,000	600,000	800,000	1,000,000	1,200,000	1,400,000	1,600,000
2,200,000	660,000	880,000	1,100,000	1,320,000	1,540,000	1,760,000

(1)
Average of base salaries and bonus, as reflected in the annual compensation columns of the Summary Compensation Table, over the highest five consecutive years out of last ten years of service.

        As of December 31, 2004, the Named Executive Officers had the following years of credited service: Mr. Gilliland-16.0; Mr. Jackson-19.5; Mr. Speck-23.5; Mr. Schwarte-0; and Mr. Stow-16.7. At Mr. Schwarte's date of hire, the LPP was closed to new entrants. Assuming continued service until retirement at age 62 at current levels of salary and target annual bonus, estimated annual benefits payable as a straight life annuity at age 62 under the LPP and SERP for the eligible Named Executive Officers are: Mr. Gilliland-$1,060,950; Mr. Jackson-$469,198; Mr. Speck-$499,684; and Mr. Stow-$213,186.

        Annual retirement benefits are shown in the table using a straight life annuity basis and are subject to reduction for Social Security benefits and the life annuity amount that is actuarially equivalent to account balances due to employer contributions under the 401(k) plan and SERP, where applicable.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

        Sabre Holdings has executive termination benefits agreements ("Agreements") with certain of its senior executives, including the Named Executive Officers. The benefits provided by the Agreements are triggered upon any termination, except for cause, of the executive: (i) by the Corporation at any time within the first 24 months after a change in control; (ii) by the Corporation at any time within 180 days prior to a change in control; or (iii) by the Executive for "Good Reason" (as defined in the Agreements) at any time within the first 24 months after a change in control. In addition, the Agreements for each of Mr. Gilliland, Mr. Jackson, Mr. Speck, and Mr. Schwarte would provide benefits upon any termination of such executive's employment by the executive within the 30-day period immediately following the first anniversary of a change in control. If the executive's employment is terminated for cause, or as a consequence of death, disability, or retirement, benefits under the Agreement are not triggered.

        Under the Agreements, a change in control of Sabre Holdings occurs: (i) if a person other than the Corporation or a subsidiary acquires 25 percent or more of the combined voting power of the Corporation's then outstanding securities; (ii) if the individuals who constitute the Board of Directors cease for any reason, other than death, to constitute at least a majority of the Board of Directors, unless those individuals becoming new directors are approved by a vote of at least a majority of the incumbent Board of Directors; (iii) upon the consummation of a reorganization, merger, consolidation, sale, or other disposition of all, or substantially all, of the assets of the Corporation or the acquisition of assets of another corporation; or (iv) approval by the stockholders of Sabre Holdings of a complete liquidation or dissolution of the Corporation.

        Upon such termination and depending on the specific Agreement, the executive may receive, in a lump sum payment: (i) up to three times the greater of: (a) the executive's annual base salary at the termination date, or (b) the executive's annual base salary immediately prior to the change in control; plus (ii) up to three times the greater of: (a) the highest annual bonus awarded to the executive under Sabre Holdings' Variable Compensation Program or any other bonus program for any 12 consecutive month period during the last three fiscal years prior to the termination date, or (b) the highest target bonus rate applicable to the executive for any period during such prior period (up to three years), multiplied by the annual applicable base salary determined under (i) above, and certain other miscellaneous benefits. In addition, upon a change in control, and such termination, the vesting and exercisability of stock awards will be accelerated (for example, deferred and restricted stock will vest, and all stock options will become exercisable, either immediately or, in case of certain events, within the 30-day period immediately following the first anniversary of a change in control). Finally, the executive will be reimbursed for excise taxes, if any, paid pursuant to Section 280G of the Code (or its successor provision) and for federal income tax paid on such excise tax reimbursement.

        Sabre Inc. has formalized its market based involuntary termination benefits for certain of our senior executives, including the Named Executive Officers other than Mr. Gilliland, whereby the executives are eligible to receive, unless the executive is terminated for cause or for non-performance and subject to certain conditions, an amount in cash equal to a) twelve months base salary, and b) the target amount, at the executive's most recently established incentive target or other similar bonus for which such executive may be eligible, payable to that executive pursuant to the VCP for the plan year in which the executive is involuntarily terminated (less applicable withholding). If the executive is involuntarily terminated after the plan year ends, but before the payout date, the executive will also be eligible to receive the executive's prior year's VCP award at the funded level (less applicable withholding). Certain senior executives are also eligible to receive subsidized COBRA medical benefits at their active employee rates for 52 weeks. If an executive is party to an executive termination benefit agreement, that agreement will govern with respect to a change or potential change in control.

        Sabre Holdings entered into an employment agreement with Mr. Gilliland effective December 1, 2003. The term of Mr. Gilliland's employment agreement is indefinite, except that either he or the Board of Directors may terminate the employment agreement at any time, for any reason or no reason, with or without cause. Mr. Gilliland's employment agreement provides that his base salary beginning December 1, 2003 was $650,000 and is subject to annual review. Page 36 of this Proxy Statement details Mr. Gilliland's salary for the past three fiscal years. Additionally, his employment agreement provides that he is eligible to participate in Sabre Holdings' VCP. His target bonus for 2005 will be $750,000. Page 36 of this Proxy Statement details bonus payments received by Mr. Gilliland for the past three fiscal years. Pursuant to Mr. Gilliland's employment agreement, if the Board of Directors terminates his employment not for cause, other than in connection with a change in control, death, or disability, Mr. Gilliland would receive a severance payment in an amount equal to 200 percent of his base salary plus 200 percent of his target variable compensation. In addition, any stock options awarded after the date of his employment agreement that have not yet vested as of the termination date and that would have otherwise vested within 90 days from the termination date will become immediately vested on the termination date and will be exercisable for a period of 90 days thereafter. Any remaining restrictions on any restricted stock granted after the date of the employment agreement as to which restrictions would otherwise have lapsed within 90 days of the termination date will immediately lapse as of the termination date. In the event that Mr. Gilliland's employment terminates by reason of death or disability, the terms and conditions relating to all stock awards will be governed by the applicable stock agreement or restricted stock agreement and the 1996 LTIP.

CORPORATE PERFORMANCE

        The following graph compares the yearly percentage change in Sabre Holdings' cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of the Standard & Poor's 500 Stock Index, and the cumulative total stockholder return of an index of peer companies selected by the Corporation, over the period from December 31, 1999 to December 31, 2004.

CUMULATIVE TOTAL RETURNS*
ON $100 INVESTMENT MADE ON DECEMBER 31, 1999

*
Assumes $100 invested on December 31, 1999 in the S&P's Common Stock and assumes reinvestment of dividends. Total stockholder return is defined as stock price appreciation plus dividends paid, assuming reinvestment of dividends.

**
The peer group is made up of publicly held companies in the transaction processing and/or travel services business. The list of companies includes: Amadeus Global Travel Distribution, Automatic Data Processing, Inc., Cendant Corporation, Ceridian Corporation, First Data Corporation, Fiserv, Inc., and Interactive Corp.

EXECUTIVE OFFICERS OF THE REGISTRANT

        The executive officers of Sabre Holdings, their ages (as of March 18, 2005), and their positions since 1999, are as follows:

        MICHAEL S. GILLILAND, age 42. Mr. Gilliland was elected Chairman of the Board of Directors of Sabre Holdings on November 14, 2004. He has served as President and Chief Executive Officer of Sabre Holdings since December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com Inc., a wholly owned subsidiary of the Corporation. From March 2001 until December 2003, Mr. Gilliland was an Executive Vice President of Sabre Holdings. He was Chief Marketing Officer of Sabre Inc., the principal operating subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

        JEFFERY M. JACKSON, age 49. Mr. Jackson has been Executive Vice President, Chief Financial Officer, and Treasurer of Sabre Holdings Corporation since May 1999. He served as Senior Vice President of Sabre Inc. from 1998 to 1999. In 1998, he was Vice President and Controller of American Airlines, Inc., and from 1995 to 1998, he was Vice President, Corporate Development, and Treasurer of American Airlines, Inc.

        THOMAS KLEIN, age 42. Mr. Klein has been Group President of the Sabre Travel Network and Sabre Airline Solutions businesses since July 2004 and was elected as Executive Vice President of Sabre Inc. in January of 2005. Prior to that, he was Senior Vice President and President, Sabre Airline Solutions from May 2002 to July 2004. Mr. Klein was Senior Vice President and President, Emerging Business and Business Development of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he was Senior Vice President, North America of Sabre Inc.

        MICHELLE A. PELUSO, age 33. Ms. Peluso has been President and Chief Executive Officer of Travelocity.com Inc. since December 2003 and was elected as an Executive Vice President of Sabre Inc. in January of 2005. From June 2003 until December 2003, she was Chief Operating Officer of Travelocity.com Inc. and Senior Vice President, Product Strategy and Distribution for Travelocity.com Inc. from April 2002 until June 2003. Prior to joining the Corporation, Ms. Peluso served as Chief Executive Officer of Site59.com, a travel website, from November 1999 until March 2002 and as Senior Advisor to the Secretary of Labor and White House Fellow from August 1998 to November 1999.

        DAVID A. SCHWARTE, age 54. Mr. Schwarte has been Executive Vice President and General Counsel of Sabre Holdings Corporation since March 2000. He served as Director of the law firm Kelly, Hart & Hallman, a Professional Corporation, from 1998 to 2000. Prior to serving at

Kelly, Hart & Hallman, he was an attorney in the legal department of American Airlines, Inc. from 1979 to 1996 and served in various positions there, including Managing Director of International Affairs from 1996 to 1998. Mr. Schwarte is the immediate past Chair of the Air & Space Law Forum, the premier organization of the American Bar Association for attorneys practicing in the area of travel and transportation law.

        ERIC J. SPECK, age 48. Mr. Speck has been Executive Vice President of Sabre Holdings Corporation since May 1999. He has also served as Executive Vice President of Sabre Inc., the principal operating subsidiary of the Corporation, since July 2000 and Chief Marketing Officer of Sabre Inc. since May 2002. He was Group President, Travel Marketing & Distribution of Sabre Inc. from 2000 to 2002, and Executive Vice President, Marketing & Sales of Sabre Inc. from 1999 to 2000.

        MARK K. MILLER, age 39. Mr. Miller has been Senior Vice President and Controller of Sabre Inc., the principal operating subsidiary of the Corporation, since April 2003. Prior to that, he was Chief Financial Officer of GetThere Inc., a wholly owned subsidiary of the Corporation, from November 2000 until April 2003. From December 1999 to November 2000, Mr. Miller served as Vice President of Technology Finance for Sabre Inc.

        JOHN S. STOW, age 58. Mr. Stow has been Senior Vice President and President, Sabre Travel Network of Sabre Inc., the principal operating subsidiary of the Corporation, since May 2002. He was President, Travel Agency Solutions of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he served as Senior Vice President and General Manager, Electronic Travel Distribution Sales & Service of Sabre Inc.

OWNERSHIP OF SECURITIES

Securities Owned by Directors and Executive Officers

        As of March 18, 2005, each director and nominee for director, the Named Executive Officers, and all directors and executive officers as a group, owned, or had been granted, securities or rights equivalent to the shares of Common Stock indicated in the table below:

Name of Beneficial Owner	Sabre Holdings Common Stock Beneficially Owned(1)		Percent of Class	Total Sabre Holdings Equity Stake(2)
Michael S. Gilliland	480,228	(3)	*	672,416
Royce S. Caldwell	23,800	(4)	*	35,166
Paul C. Ely, Jr.	63,907	(4)	*	81,623
Richard G. Lindner	18,200	(4)	*	30,240
Glenn W. Marschel, Jr.	77,840	(4)	*	106,592
Bob L. Martin	44,116	(4)	*	67,990
Pamela B. Strobel	27,800	(4)	*	48,807
Mary Alice Taylor	27,200	(4)	*	48,846
Richard L. Thomas	69,515	(4)	*	95,501
Jeffery M. Jackson	452,307	(5)	*	510,707
Eric J. Speck	431,150	(6)	*	487,250
John S. Stow	252,164	(7)	*	285,723
David A. Schwarte	293,460	(8)	*	337,296
Directors and Executive Officers as a group (16 persons)	2,609,602		1.94%	3,276,203

*
Percentage does not exceed one percent of the total outstanding class.

(1)
Except as otherwise indicated below and subject to applicable community property laws, ownership of "Sabre Holdings Common Stock" represents sole voting and investment powers with respect to the number of shares listed.

(2)
"Total Sabre Holdings Equity Stake" represents shares beneficially owned, as well as other shares subject to unvested options, and target share, and for directors, deferred stock units, and deferred stock equivalent units pursuant to the 1996 LTIP, the 2000 Plan, the 1996 Directors' Stock Incentive Plan, the ESPP, the Travelocity Holdings, Inc. Amended 1999 Long

  Term Incentive Plan, and the 2003 Directors Deferred Compensation and Deferred Stock Unit Plan.

(3)
Amounts include 30,216 shares of Common Stock owned by Mr. Gilliland and 237,994 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 6,250 shares subject to options vesting within the next 60 days. Amounts also include 205,768 shares of Sabre Holdings' Restricted Stock to which Mr. Gilliland holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 195,670 shares of Mr. Gilliland's Restricted Stock as follows: 58,147 shares in 2006; 58,148 in 2007; 48,125 shares in 2008; and 31,250 shares in 2009. 10,098 restricted shares granted to Mr. Gilliland in 2000 will vest upon the earliest of December 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Gilliland's remaining stock options will vest during the period between June 2005 and February 2009.

(4)
For Mr. Caldwell, amounts include 23,200 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. For Mr. Ely, amounts include 62,014 shares of Common Stock subject to options that are vested and exercisable, plus an additional 892 shares subject to options vesting within the next 60 days. For Mr. Lindner, amounts include 14,600 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. For Mr. Marschel, amounts include 62,934 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 905 shares subject to options vesting within the next 60 days. For Mr. Martin and Mr. Thomas, amounts include 42,914 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. For Ms. Strobel, amounts include 26,200 shares of Common Stock subject to options vested and currently exercisable, plus an additional 600 shares subject to shares vesting within the next 60 days. For Ms. Taylor, amounts include 26,600 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. Amounts also include 1,001, 3,000, 14,001, 602, 1,000, and 26,001 shares of the Common Stock owned by Mr. Ely, Mr. Lindner, Mr. Marschel, Mr. Martin, Ms. Strobel, and Mr. Thomas respectively. Stock equivalent units of 5,425, 1,085, 16,394, 13,510, 9,640, 10,687, and 16,625 were granted to Mr. Ely, Mr. Lindner, Mr. Marschel, Mr. Martin, Ms. Strobel, Ms. Taylor, and Mr. Thomas respectively, which are deferred pursuant to the 2003 Director Compensation and Deferred Stock Unit Plan, and are included under the "Total Sabre Holdings Equity Stake." 8,366 deferred stock units were granted to Mr. Caldwell, Mr. Ely, Mr. Marschel, and Ms. Strobel

  respectively. 7,955, 7,965, 7,959, and 7,560 deferred stock units were granted to Mr. Lindner, Mr. Martin, Ms. Taylor, and Mr. Thomas respectively. The deferred stock units are included under the "Total Sabre Holdings Equity Stake." The remaining Sabre Holdings' options for Mr. Martin and Mr. Thomas will vest during the period between May 2005 and November 2005. The remaining Sabre Holdings' options for Mr. Caldwell, Mr. Lindner, Ms. Strobel, and Ms. Taylor will vest during the period between May 2005 and January 2006. The remaining Sabre Holdings' options for Mr. Ely and Mr. Marschel will vest during the period between May 2005 and March 2006.

(5)
Amounts include 22,536 shares of Common Stock owned by Mr. Jackson, and 319,195 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 7,500 shares subject to options vesting within the next 60 days. Amounts also include 103,076 shares of the Corporation's Restricted Stock to which Mr. Jackson holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 90,454 shares of Mr. Jackson's Restricted Stock as follows: 30,227 shares in 2006 and 2007; 20,000 shares in 2008; and 10,000 shares in 2009. 12,622 shares granted to Mr. Jackson in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Jackson's remaining stock options will vest during the period between July 2005 and February 2009.

(6)
Amounts include 13,726 shares of Common Stock owned by Mr. Speck and 315,936 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 7,500 shares subject to options vesting within the next 60 days. Amounts also include 93,988 shares of the Corporation's Restricted Stock to which Mr. Speck holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 81,366 shares of Mr. Speck's Restricted Stock as follows: 27,558 in 2006 and 2007; 17,500 shares in 2008; and 8,750 shares in 2009. 12,622 shares of Restricted Stock granted to Mr. Speck in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Speck's remaining stock options will vest during the period between July 2005 and February 2009.

(7)
Amounts include 21,773 shares of Common Stock owned by Mr. Stow, and 170,104 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 4,061 shares subject to options vesting within the next 60 days. Amounts also include 56,226 shares of the Corporation's Restricted Stock to which Mr. Stow holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 48,653 shares of Mr. Stow's Restricted Stock as follows: 16,326 shares in 2006; 16,327 shares in 2007; 10,500 shares in

  2008; and 5,500 shares in 2009. 7,573 shares of Restricted Stock granted to Mr. Stow in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Stow's remaining stock options will vest during the period between July 2005 and February 2009.

(8)
Amounts include 26,638 shares of Common Stock owned by Mr. Schwarte and 167,500 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 25,624 shares subject to options vesting within the next 60 days. Amounts also include 73,698 shares of the Corporation's Restricted Stock to which Mr. Schwarte holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 64,863 of Mr. Schwarte's shares of Restricted Stock as follows: 22,681 shares in 2006; 22,682 shares in 2007; 13,000 shares in 2008; and 6,500 shares in 2009. 8,835 shares of Restricted Stock granted to Mr. Schwarte in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Schwarte's remaining stock options will vest during the period between July 2005 and February 2009.

Securities Owned by Certain Beneficial Owners

        The following firms are, based upon their Schedule 13G filings with the SEC, known by Sabre Holdings to be beneficial owners of more than five percent of the Corporation's outstanding Common Stock as of March 11, 2004:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	22,645,970(1)	16.7%
Barclays Global Investors, NA. 45 Fremont Street San Francisco, CA 94105	11,335,391(2)	8.37%
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	8,059,964(3)	5.9%
Mellon Financial Corporation One Mellon Center Pittsburgh, PA 15258	7,200,262(4)	5.31%
Deutsche Bank AG Taunusanglage 12, D-60325 Frankfurt Am Main Federal Republic of Germany	6,882,100(5)	5.08%

(1)
Based upon that Schedule 13G filed on February 14, 2005 by Capital Research and Management Company relating to stock held on December 31, 2004, reporting that: Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") is deemed to have sole dispositive power and beneficial ownership of 22,645,970 shares (or 16.7 percent) of our Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Schedule 13G also reported that The Growth Fund of America, Inc., an investment company registered under the Investment Company Act of 1940 which is advised by Capital Research and Management Company, is the beneficial owner of 7,062,811 shares (or 5.2 percent) of our Common Stock.

(2)
Based upon that Schedule 13G filed on February 14, 2005 by Barclays Global Investors NA ("Barclays") relating to stock held on December 31, 2004. This Schedule 13G also reported that Common Stock was beneficially owned by affiliates of Barclays as follows: Barclays Global Fund Advisors reported sole voting power over 658,774 shares and sole dispositive power over 754,123 shares; Barclays Global Investors, Ltd. Reported sole voting power over 1,373,533 shares and sole dispositive power over 1,553,389 shares; Barclays Global Investors Japan Trust and Banking Company Limited reported sole voting and dispositive power over 117,488 shares, Barclays Life Assurance Company Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Bank PLC Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Capital Securities Limited reported sole voting and dispositive power over 23,335 shares; Barclays Capital Inc. reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Private Bank & Trust (Isle of Man) Limited) reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Private Bank and Trust (Jersey) Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Bank Trust Company Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Bank (Suisse) SA reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Barclays Private Bank Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Bronco (Barclays Cayman) Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock; Palomino Limited reported sole voting and dispositive power over 212,200 shares; and HYMF Limited reported the ownership of no shares but disclosed a relationship for which it disclaims beneficial ownership of Common Stock.

(3)
Based upon that Schedule 13G/A filed on February 11, 2005 by Goldman Sachs Asset Management, L.P. ("GSAM L.P.") relating to stock held on December 31, 2004, reporting that: GSAM L.P. reported sole voting power over 5,835,023 shares and reported sole dispositive power over 8,059,964 shares of Common Stock. According to its Schedule 13G/A, GSAM L.P. is deemed to be the beneficial owner of 8,059,964 shares (or 5.9 percent) of Common Stock. GSAM L.P., an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) of the Investment Advisors Act, disclaimed beneficial ownership of any securities managed on behalf of GSAM L.P. by third parties in the filing.

(4)
Based upon that joint Schedule 13G/A filed on February 14, 2005 by Mellon Financial Corporation relating to stock held on December 31, 2004, reporting that Mellon Financial Corporation ("MFC") reported sole voting power of 2,814,797 shares, shared voting power over 459,454 shares, sole dispositive power over 6,609,528 shares and shared dispositive power over 569,504 shares of Common Stock. The Schedule 13G/A also reported that these shares of Common Stock were beneficially owned by the following subsidiaries of Mellon Financial Corporation: Mellon Trust of New England, National Association, Mellon Bank, N.A., Mellon Trust of California, Dreyfus Investment Advisors, Inc., Mellon Capital Management Corporation, Mellon Equity Associates, LLP, The Dreyfus Corporation, MBC Investments Corporation, and The Boston Company, Inc. MFC reported that, as a result of these securities being owned by MFC and its subsidiaries (direct and indirect), other entities are entitled to dividends or proceeds of sale.

(5)
Based upon that Schedule 13G filed on February 14, 2005 by Deutsche Bank AG relating to stock held on December 31, 2004, reporting that: Deutsche Bank AG ("DBAG"), reported sole voting power over 6,882,100 shares and sole dispositive power over 6,882,100 shares of Common Stock. This Schedule 13G also reported that Common Stock was beneficially owned by the Private Clients and Asset Management Business of DBAG and its subsidiaries as follows: Deutsche Asset management International GmbH reported sole voting and dispositive power over 44,000 shares; Deutsche Asset Management Investmentgesellschaft mbH reported sole voting and dispositive power over 42,300 shares; DWS Holding & Service GmbH reported sole voting and dispositive power over 6,780,800 shares, and Deutsche Bank Investment Managers, Inc. reported sole voting and dispositive power over 15,000 shares. In the Schedule 13G, DBAG disclaims ownership of the securities covered by the filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Act ("Section 16(a)") requires Sabre Holdings' directors and executive officers, and certain persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other security interests of Sabre Holdings. Directors, executive officers, and greater than ten percent stockholders are required by the regulations of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

        In May of 2004, the Company filed, on behalf of our Senior Vice President and Controller Mark K. Miller, one late report on Form 4, relating to a single grant of restricted stock about which the individual received late notice. In order to avoid similar late filings, we revised our Section 16 reporting procedures and provided supplemental training to relevant personnel. In addition, our Disclosure and Controls Council evaluated the design and function of our disclosure controls and procedures related to Form 4 reporting, and provided its written conclusions in its quarterly report to the CEO and CFO.

        To Sabre Holdings' knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended December 31, 2004, all other Section 16(a) filing requirements were complied with, as applicable to its directors, executive officers, and greater than ten percent owners.

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS

        Based upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to serve as Sabre Holdings' independent auditors for the year ending December 31, 2005. As a matter of good corporate governance, the stockholders will be requested to ratify the Board of Directors' selection at the annual meeting. Representatives of Ernst & Young LLP ("E&Y") will be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.

Fees Paid to Ernst & Young LLP

        The following table shows the fees paid or accrued by Sabre Holdings for the audit and other services provided by E&Y for fiscal years 2004 and 2003:

	2004	2003
Audit fees (1)	$1,927,000	$1,549,206
Audit-related fees (2)	167,460	233,000
Tax fees (3)	182,422	315,650
All other fees (4)	99,714	509,985
Total E&Y fees	$2,376,596	$2,607,841

(1)
Audit fees of E&Y for 2004 and 2003 consisted of the examination of the consolidated financial statements of the Corporation and quarterly review of financial statements as well as statutory audits, which are required for certain international subsidiaries, fees related to filings made with the SEC, and other attest fees. Audit fees of E&Y also include fees relating to the Corporation's assessment of, and report on, the Corporation's Internal Control over Financial Reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees include, among other items, the required audits of the Corporation's employee benefit plans, as well as accounting advisory fees related to financial accounting matters and mergers and acquisitions.

(3)
Tax fees include assistance with the preparation of tax returns of certain of the Corporation's international subsidiaries, assistance with audits, as well as advising management as to the tax implications of certain transactions undertaken by the Corporation.

(4)
All other fees include transition services associated with moving the assistance with the preparation of tax returns of certain of the Corporation's expatriate employees to another service provider, as well as advising the employees on tax matters, and services related to miscellaneous international employee benefit and tax related matters and other miscellaneous filings.

        The Audit Committee has determined that the provision of services related to audit services, audit-related services, tax compliance, advisory services, and other services is compatible with maintaining the independence of E&Y. E&Y did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2004.

        As required by the Sarbanes-Oxley Act of 2002 and pursuant to the Corporation's Auditor Services Pre-Approval Policy (published in the corporate governance section of our website), the Audit Committee, or its designee, has pre-approved 100% of the services provided by E&Y for 2003 subsequent to May 6, 2003 and 98% of the services in 2004.

        If the stockholders do not ratify the selection of E&Y, the selection of independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

PROPOSAL 3—AMENDMENT OF THE
CERTIFICATE OF INCORPORATION TO PROVIDE
FOR THE ANNUAL ELECTION OF ALL DIRECTORS

        The purpose of this Proposal 3 is to amend our Certificate of Incorporation so that all directors would stand for election annually, commencing at the annual meeting in 2006. This would be accomplished by the stockholders approving amendments to the provisions of the Certificate of Incorporation that provide for a classified board structure and staggered election of directors.

        The proposed changes to the Certificate of Incorporation to cause the annual election of all directors are explained below. Proposal 4 describes other miscellaneous, unrelated proposed changes to the Certificate of Incorporation. All of the proposed changes to the Certificate of Incorporation are indicated in the copy of the Amended and Restated Certificate of Incorporation that is attached as Appendix A.

Classified Board Structure

        Under our current Certificate of Incorporation our Board is divided into three classes of directors. Each class has an equal number of directors (or as nearly equal as possible). This is referred to as a "classified" board structure. Only one class of directors is elected each year, with each director in the class elected for a three-year term. As a result, approximately one third of the directors are elected each year. This is referred to as "staggered" election of directors.

        Article VIII (D) of our Certificate of Incorporation and Section 3.2 of our Bylaws provide that (i) the Corporation's directors will be divided into three classes, (ii) the number of directors in each of the classes will be as nearly equal as possible, (iii) the directors will be elected to a term that expires at the annual meeting of stockholders held in the third year following the year in which the director was last elected by the stockholders, except that directors shall remain in office until their successors are elected and qualified; and (iv) all of the directors in any single class shall stand for election every third year at the annual meeting of stockholders.

Limit on Removal of Directors by Stockholders

        Article VIII (E) of our Certificate of Incorporation and Section 3.9 of our Bylaws are related to the classified board structure. Those provisions state that a director may be removed from office at any time, but only for cause, and only upon the affirmative vote of stockholders who own at least 80 percent of the voting power of the Corporation's outstanding voting stock. These provisions are permitted by Delaware law only if the Corporation has a classified board structure.

Vote Required for Approval

        The affirmative vote of the holders of at least 80 percent of all outstanding shares of Common Stock is required to approve this Proposal 3.

Effect of Approval

        If our stockholders approve this Proposal 3 by the required 80 percent threshold, Article VIII of our Certificate of Incorporation would be amended with the effect that the terms of all directors would expire at the annual meeting in 2006. At that meeting and at subsequent annual meetings, all of then-current Directors would stand for election by the stockholders for one year terms. In addition, Article VIII of our Certificate of Incorporation would be amended with the effect that any or all Directors could be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of Directors.

        The proposed changes to the Certificate of Incorporation that are described above are shown in Article VIII (renumbered Article 8) in the Amended and Restated Certificate of Incorporation that is attached as Appendix A. Our board has unanimously voted to adopt these amendments to the Certificate of Incorporation, subject to stockholder approval of this Proposal 3. Our Board of Directors has also unanimously voted to adopt similar amendments to the Corporation's Bylaws, effective upon stockholder approval of this proposal.

        This Proposal 3 does not implement the other miscellaneous changes to Certificate of Incorporation that are described in Proposal 4. Those changes are unrelated to this Proposal 3 and would be effected only if Proposal 4 is approved by a majority the votes cast for or against Proposal 4 at the annual meeting.

Arguments for the Proposal

        Classified boards and staggered election of directors have historically been defended by some companies as helping to ensure continuity of the company's directors, which enables directors to have a long-term view of their role and to develop greater experience with the company. A classified board with staggered elections is also considered by its advocates to discourage unwelcome takeover attempts, because staggered elections, and the related limits on the removal of directors, generally delay for at least one year the ability of an acquirer to appoint a majority of the acquired company's directors. During that time, the acquirer would bear the risk of a large investment in a company whose board of directors it did not control. Therefore, a classified board and staggered elections may encourage a person seeking control of a corporation to negotiate with the current board of directors of the target corporation, which could result in a higher price or more favorable terms for the stockholders or give the board an opportunity to prevent a takeover that it believes is not in the best interests of the stockholders.

        Many advocates of corporate governance reform believe, however, that staggered elections effectively insulate the directors from being accountable to the stockholders on an annual basis. The election of directors is generally considered to be the primary means for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. Under a classified board with staggered elections, individual directors are only subject to removal by the stockholders every third year, absent "cause" and a supermajority vote, which could diminish their responsiveness to stockholders. Staggered election of directors may also discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees to the board of directors, which can impede the ability of stockholders to replace a corporation's board of directors as and when they deem it necessary.

        Our Board believes that the interests of our stockholders are best served by giving the stockholders the opportunity to evaluate the performance of each director on an annual basis. Our Board believes that yearly accountability of all directors to the stockholders is highly desirable for sound corporate governance, and outweighs the merits that a classified board with staggered elections might have in deterring any potential coercive takeover.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

PROPOSAL 4—AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
TO MAKE MISCELLANEOUS CHANGES

        The purpose of this Proposal 4 is to amend our Certificate of Incorporation in order to better reflect our current governance practices, clarify existing wording, enhance readability, apply a consistent paragraph numbering system, and make various ministerial and formatting changes. The significant miscellaneous changes are explained below. All of the proposed changes to the Certificate of Incorporation are indicated in the copy of the Amended and Restated Certificate of Incorporation that is attached as Appendix A.

Description of Miscellaneous Changes

        Article II, Address, would be amended to update the address of the Corporation's agent for service of process in Delaware. Article IV, Stock, subparagraph (C) (viii) is changed to clarify that "conversion" also modifies rate or rates. Wording describing the Board's role and powers in managing the business and affairs of the Corporation is removed from the last paragraph of Article VI, Authority of Board of Directors, and from the first paragraph of Article VIII, Election of Directors, and is added to the first paragraph of Article VI, Authority of Board of Directors. The definition of Voting Stock is removed from the last sentence of Article VI, Authority of Board of Directors, and added to the other definitions in Article IX, Definitions. References to any series or class of stock other than Preferred Stock are removed from Article VII, Action by Stockholders, because the Certificate of Incorporation does not provide for any such other series or classes. The wording of the second sentence of Article VII is clarified so that it is subject to any and all rights that holders of Preferred Stock have to call a special meeting. All of Article VIII, Election of Directors, is made subject to the rights of holders of Preferred Stock to elect directors under specific circumstances. Article VIII, Election of Directors, combines in one paragraph the sentences relating to the increase or decrease of the number of directors. Article VIII, Election of Directors, moves the sentence eliminating the need for written ballots to the paragraph specifying the frequency of director elections. Two unused definitions are removed from Article IX, Definitions, and the definition of Voting Stock is added, having been relocated from Article VI.

        This Proposal 4 does not implement the changes to Article VIII of our Certificate of Incorporation that are described in Proposal 3. Those changes would be effected only if Proposal 3 is approved by the affirmative vote of the holders of at least 80 percent of the voting power of the outstanding stock.

Vote Required for Approval

        The affirmative vote of a majority of all outstanding shares of Common Stock is required for approval of this Proposal 4.

Effect of Approval

        If our stockholders approve this Proposal 4, these proposed changes to the Certificate of Incorporation would be made as shown in the copy of the Amended and Restated Certificate of Incorporation that is attached as Appendix A, except that this Proposal 4 does not implement the changes to Article VIII of our Certificate of Incorporation that are described in Proposal 3.

        Our Board has unanimously voted to adopt these amendments to the Certificate of Incorporation, subject to stockholder approval of this Proposal 4. Our Board of Directors has also unanimously voted to adopt similar amendments to the Corporation's bylaws, effective upon stockholder approval of this proposal.

Arguments for the Proposal

        Our Board believes that the interests of our stockholders are best served by making the suggested amendments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

PROPOSAL 5—APPROVAL OF
SABRE HOLDINGS CORPORATION
AMENDED AND RESTATED 2005 LONG-TERM
INCENTIVE PLAN AS AMENDED MAY 17, 2005
(CERTAIN PROVISIONS TO BE EFFECTIVE AS OF JANUARY 1, 2005)

        The purpose of this Proposal 5 is to approve the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan (the "2005 LTIP" or the "Plan") in order to combine and increase the authorization for restricted shares and other stock-based awards to 5,000,000 shares, to increase the cap on performance share awards, to make changes intended to bring the plan into compliance with the American Jobs Creation Act of 2004 ("AJCA"), to revise the definition of "Cause" to align with the Corporation's other employee plans, to remove all references to retirement, and to make various other ministerial and formatting changes. The total number of shares of our Common Stock reserved under the Plan (27,635,410) will not change pursuant to this proposal. All of the proposed changes to the Plan are indicated in the copy of the Amended and Restated 2005 Long-Term Incentive Plan that is attached as Appendix B.

History of, Purpose of, and Shares Subject to the Plan

        In 1996, the Board of Directors adopted, and the sole stockholder approved, the 1996 Long-Term Incentive Plan. In 1999, an amended and restated version of the LTIP was adopted by the Board of Directors and approved by the stockholders. The Board adopted amended and restated versions of the LTIP in January and November of 2000. In 2002, the current plan, the Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan (the "1996 LTIP") was adopted by the Board and approved by the stockholders. The purpose of the 1996 LTIP is to attract, retain, and reward non-employee directors, executive officers, managers, and key employees of the Corporation, its subsidiaries and affiliates, and to strengthen the mutuality of interests between such individuals and stockholders, by offering these individuals performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation. As it currently stands, the 1996 LTIP will terminate in 2012.

        In order to ensure continued alignment between the interests of non-employee directors, executive officers, managers, and key employees and the Corporation's stockholders, the Board of Directors has adopted, subject to stockholder approval, the amendment and restatement of the 1996 LTIP and renamed it as the 2005 LTIP. The 2005 LTIP is a continuation of the 1996 LTIP. As such, the terms and conditions of the 2005 LTIP are, in most respects, identical to those of the 1996 LTIP. A more detailed summary of the changes in the 2005 LTIP follows, but this summary is qualified in its entirety by reference to the full text of the 2005 LTIP, which is attached as

Appendix B to this proxy statement. Capitalized terms used but not defined in this proxy statement or this discussion of Proposal 5 shall have the meanings assigned to such terms in the 2005 LTIP.

Description of Proposed Changes

        The following changes are being proposed in the 2005 LTIP:

  •
  The restricted share and other stock-based awards authorization would be combined and increased to 5,000,000 from 3,000,000 (the current authorization is for two million restricted shares and one million shares of other stock-based awards)

  •
  This authorization is inclusive of approximately 41,000 shares of restricted stock and the approximately 1,000,000 shares of other stock-based awards remaining on the current authorization

  •
  This authorization does not include awards of restricted stock, deferred stock, stock purchase rights, performance awards, or other stock based awards that were granted prior to May 17, 2005. (However, the total number of shares of Common Stock reserved under the Plan, including previously issued shares, would stay at 27,635,410.)

  •
  The current 100,000/person share cap on annual performance awards (performance shares) would be increased to 200,000

  •
  All references to "Phantom Shares" would be removed. This was a legacy provision dealing with career equity for former American Airlines, Inc. employees and is no longer necessary

  •
  The definition of "Cause" would be amended to align with the definition utilized in the Corporation's other plans

  •
  All references to retirement would be removed to:

  •
  Delete the definitions of retirement, normal retirement and early retirement

  •
  Remove references to retirement throughout the document

  •
  Termination after a certain age or years of service will no longer have differential treatment under the 2005 LTIP

  •
  Changes would be made to align the 2005 LTIP with the AJCA:

  •
  The definition of disability would be revised

  •
  A definition of "key employee" would be added

  •
  Revisions would be made to stock appreciation right settlements

  •
  New rules for deferral of deferred stock would be implemented for grants made or vested on or after January 1, 2005

    •
    Dividend treatment—cash or share distribution

    •
    For awards granted or vested on or after January 1, 2005, key employees would be unable to receive a settlement of deferred stock until six months after their termination (except for death or disability)

    •
    Employees would be unable to accelerate deferred stock if such stock was granted/vested after January 1, 2005

    •
    Under the proposed changes, subsequent deferrals of awards granted or vested on or after January 1, 2005 would need to be made 12 months before the deferral period ends, could not take effect for 12 months from the date of the new deferral election, and would have to push the deferral date back at least five years from the previous date

    •
    The waiver of any terms of other stock-based awards would have to comply with Section 409A of the Internal Revenue Code

    •
    For Deferred Stock or Other Stock-Based Awards granted or vested on or after January 1, 2005, in the event of a change-in-control, no distributions of deferred compensation would be able to be made until:

    •
    Termination of the employee (plus six months for key employees)

    •
    Death or disability of the employee

    •
    Change in ownership within the definition of 409A

  •
  The company's Benefits Administration Committee, in addition to the Compensation Committee, would be able to effect certain amendments to the terms of an award

Eligibility and Description of Material Features of the Plan

        Awards under the 2005 LTIP may be made to non-employee directors, executive officers, managers, and key employees of the Corporation, its subsidiaries and affiliates. The number of non-employee directors and employees participating in the Plan will vary from year to year. In 2004, 1,515 current employees (including 8 executive officers) and 8 non-employee directors participated in the Plan. The total number of shares reserved and available for distribution under the 2005 LTIP remains unchanged at 27,635,410 shares of Common Stock.

        The 2005 LTIP is administered by a committee of no fewer than two members of the Board of Directors (the "Committee"). The Committee has the authority to select those to whom awards will be made and to grant the following type of awards: (1) nonqualified stock options and incentive stock options, (2) stock appreciation rights, (3) restricted stock, (4) deferred stock,

(5) stock purchase rights, (6) performance awards (including cash bonuses), and/or (7) other stock-based awards. Each of these awards may be granted alone, in conjunction with, or in tandem with other awards under the 2005 LTIP.

Stock Options

        Incentive stock options and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee will determine, except that no participant may be granted more than 1,000,000 shares in any twelve-month period. Stock options will continue to be exercisable at such times and subject to such terms and conditions as the Committee determines and over a term (not in excess of ten years) determined by the Committee. The option price for any option will be determined by the Committee at the time of grant and will be not less than 100 percent of the Fair Market Value of the stock at the time of grant. However, the option price per share of stock purchasable under a stock option granted to an optionee in connection with a merger, stock exchange, or other acquisition, as a substitute or replacement award for options of the acquired entity held by such optionee may be less than 100 percent of the Fair Market Value of the stock at the time of grant. With limited exceptions, options generally cannot vest until at least one year from the date of grant. Upon an employee's voluntary resignation or termination for cause, such employee's stock options will also terminate unless otherwise determined by the Committee. If the employee is involuntarily terminated without Cause, stock options will terminate, unless otherwise determined by the Committee. In the case of an employee whose employment terminates due to death, or disability, stock options are exercisable in accordance with the terms and conditions established by the Committee. In no event, however, will a stock option remain exercisable past its original term.

Stock Appreciation Rights

        Stock Appreciation Rights ("SARs") may be granted alone or in conjunction with all or part of a stock option. Once an SAR or applicable portion thereof granted with respect to a given stock option has been exercised, the portion of the stock option underlying the SAR terminates. No employee may be granted SARs with respect to more than 1,000,000 shares of stock in any twelve month period. The exercise price of an SAR may not be less than the fair market value of a share of stock on the date of grant. Upon exercise of an SAR, the Committee, at its discretion, will pay the employee an amount equal to the excess of the then fair market value of the stock over the exercise price, multiplied by the number of SARs being exercised. This payment may be in cash, Common Stock, or any combination of the two, so long as any that may be settled in cash comply with the applicable provisions of Section 409A of the Internal Revenue Code.

Restricted Stock

        An award of restricted stock may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The Committee determines the period during which restricted stock is subject to forfeiture. The Committee may provide for other awards, payable either in stock or cash, to ensure payment of a minimum value at the time the restrictions lapse, subject to such performance, future service, deferral, and other terms and conditions as the Committee may specify. During the restriction period, the employee may not sell, transfer, pledge, or assign the restricted stock. At the end of the restriction period, shares of Common Stock equal to the number covered by the award of restricted stock will be delivered to the employee (unless the Committee decides to settle the award in cash). Upon the termination of the employee's employment for any reason during the restriction period, all restricted stock either will vest (in whole or in part) or be subject to forfeiture, in accordance with the terms and conditions of the initial award as established by the Committee. The Committee determines whether the employee will have the right to vote the restricted stock and to receive any dividends during the restriction period.

Deferred Stock

        Deferred stock may be conditioned upon the attainment of specific performance criteria or such other factors as the Committee may determine. The Committee determines the periods during which the deferred stock is subject to forfeiture. The Committee may provide for other awards, payable either in stock or cash, to ensure payment of a minimum value at the time the deferral period lapses, subject to such performance criteria, service, and/or other terms and conditions as the Committee may specify. During the deferral period, the employee may not sell, transfer, pledge, or assign the deferred stock award. At the end of the deferral period, shares of Common Stock equal to the number covered by the award of deferred stock will be delivered to the employee (unless the Committee decides to settle the award in cash). Upon the termination of the employee's employment for any reason during the deferral period, all deferred stock either will vest (in whole or in part) or be subject to forfeiture, in accordance with the terms and conditions of the initial award as established by the Committee. The Committee determines whether amounts equivalent to any dividends that would have been paid on a corresponding number of shares will be paid to the employee, or deemed reinvested in additional shares of deferred stock.

        For shares of deferred stock granted or vested on or after January 1, 2005:

  •
  no distribution can be made to key employees on account of termination of employment until six months following such termination

  •
  no acceleration of a distribution of deferred stock is permitted

  •
  no subsequent redefferals are permitted unless (i) the election is made at least one year prior to the end of the initial deferral period; (ii) the election does not take effect for at least one year after the date of the election; and (iii) the new deferral must be for at least an additional five years

Stock Purchase Rights

        The Committee may grant eligible individuals rights to purchase the Corporation's Common Stock at a price(s) determined by the Committee. The Committee may condition such rights, or their exercise, on such terms and conditions as it sees fit. Rights to purchase stock will be exercisable for a period to be determined by the Committee.

Other Stock-Based Awards

        The Committee may grant eligible individuals other awards of Common Stock that are valued in whole or in part by reference to, or are otherwise based on, Common Stock. These may include, without limitation, stock purchase rights, performance shares, convertible preferred stock, convertible debentures, and exchangeable securities. The Committee may condition such securities, or their exercise, on such terms and conditions as it sees fit.

Cash Bonuses

        The 2005 LTIP permits the Committee to pay cash bonuses to any executive officer upon the achievement, in whole or in part, of Performance Criteria established in writing by the Committee. Such writing may be a plan or other arrangement approved by the Committee (the "Incentive Plan"), provided such plan or arrangement sets forth the Performance Criteria and the terms and conditions under which such cash bonus will be paid. The maximum amount of any cash payment under an Incentive Plan to any single executive officer with respect to any calendar year will not exceed the lesser of: (i) $2 million; or (ii) twice the executive officer's annual base salary in effect on the last day of the preceding fiscal year.

Other Performance Related Awards

        Any restricted stock, deferred stock, and other stock-based awards (other than those intended to vest solely on the basis of the passage of time) granted to executive officers will vest upon achieving performance objectives established by the Committee ("Performance Awards"). Such performance objectives are limited to one or more of the following: (1) return on equity or assets; (2) total stockholder return; (3) revenues; (4) cash flows, revenues and/or earnings relative to other parameters; (5) operating income; (6) return on investment; (7) changes in the value of the

Corporation's Common Stock; and (8) operating margin (the "Performance Criteria"). Whether these objectives are achieved may be determined by the performance of the Corporation, a subsidiary or an affiliate (or any business unit or division thereof) or by reference to the performance of any of the Corporation, a subsidiary or an affiliate (or any business unit or division thereof) relative to past performance or to other companies. The number of shares that may be awarded to any single employee in respect of Performance Awards may not exceed 200,000 shares in any twelve-month period.

Limits on Repricing

        Without prior stockholder approval, the price payable for Options or SARs issued under the 2005 LTIP may not be decreased, nor may it be surrendered to the Corporation for a grant of a new Option or SAR with a lower price payable per share, except that the Committee may make adjustments pursuant to Section 3 of the 2005 LTIP.

Change in Control Provisions

        A Change in Control occurs (1) when any Person, directly or indirectly, becomes the beneficial owner of securities representing 25 percent or more of the combined voting power of the Corporation's outstanding securities; (2) the incumbent board as defined in the 2005 LTIP cease to constitute at least a majority of the Board of Directors (except as otherwise specified in the 2005 LTIP); (3) consummation of a reorganization, merger, consolidation, sale, or other disposition of all or substantially all of the Corporation's assets or the acquisition of the assets of another corporation as defined in the 2005 LTIP (except as otherwise specified in the 2005 LTIP); and (4) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation. If there is a change in control or a potential change in control, any issued and outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Stock Equivalent Units, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, Performance Awards, or any other equity-based compensation (collectively "Equity Awards") shall continue in effect, or if such continuation is not possible, shall be equitably converted to equivalent Equity Awards of any successor entity. If continuation or conversion of the Equity Awards is not possible, all Equity Awards that are not then exercisable will become fully exercisable and vested. Likewise, the restrictions and deferral limitations applicable to the Equity Awards will lapse and such shares and awards will be deemed fully vested. Similarly, the Performance Criteria relative to any award of restricted stock or deferred stock will be deemed satisfied at target performance levels and such stock will then be fully vested. If Equity Awards are converted to equivalent Equity Awards of any successor entity and the participant is terminated without cause or voluntarily terminates for Good Reason within one year after a change in control, then the Equity Awards shall become fully vested. If the Equity Awards are subject to an exercise right, they shall remain fully vested for at least three months following such termination or longer, pursuant to the terms of the Equity Awards. If Equity Awards become fully vested and exercisable upon a change in control, then the value of the Equity Awards may, in the sole discretion of the Committee, be cashed out on the basis of the change in control price as defined in the 2005 LTIP. For Deferred Stock or other Stock-Based Awards granted or vested on or after January 1, 2005, no distribution will occur before either (i) a termination of employment (or six months thereafter for Key Employees); (ii) death or Disability; or (iii) a change in control within the meaning of Code Section 409A.

Definition of Good Reason

        A participant is entitled to terminate employment for Good Reason if one or more of the following occurs without the participant's prior written consent during the first 12 months after a change in control: (1) the participant's base salary or annual incentive compensation target is reduced below that in effect immediately prior to the change in control for any reason other than for cause; (2) the participant's principal office is moved, without consent, more than 50 miles from its prior location (3) an adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties of the participant occurs, for any reason, other than for cause; (4) the successor does not assume and agree to the terms of the 2005 LTIP; or (5) the Corporation terminates the participant's employment except in accordance with a Notice of Termination as defined in the 2005 LTIP. The participant must notify the Corporation in writing of the occurrence and the Corporation will have thirty (30) days to cure such event to the participant's satisfaction and deliver written confirmation to the participant that it has done so. If within thirty (30) days, the Corporation does not cure the event, then the participant must voluntarily terminate employment within sixty (60) days. Accelerated vesting will not occur if the participant terminates employment by reason of the participant's death or disability, or the termination is for cause. Any termination for Good Reason must be communicated in writing, delivered in person or by certified mail. The notice must state the effective date of the termination and it must not be less than thirty (30) days and no more than sixty (60) days after the date of delivery. The notice must state the specific provision of the 2005 LTIP being relied upon for termination and state the facts and circumstances of such termination.

Amendment and Termination

        The 2005 LTIP may be amended or terminated by the Board of Directors at any time and for any reason. However, approval by the stockholders of the Corporation would be required for any "material revision" of the 2005 LTIP, as defined by the rules of the New York Stock Exchange. In addition, the approval of an LTIP participant is needed to amend, alter or discontinue certain securities granted under the Plan.

Federal Income Tax Aspects

        The following is a brief summary of the federal income tax consequences of awards made under the 2005 LTIP based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.

        Incentive Stock Options.    No income is recognized by the participant upon the grant or exercise of an incentive stock option ("ISO"). However, for alternative minimum tax purposes, a tax preference item would be generated upon exercise of the ISO. If a participant does not sell the ISO Shares for at least two years from the date of grant and for at least one year after the date of exercise, when the shares are sold any gain or loss realized will be long-term capital gain or loss. In such circumstances, no deduction will be allowed to the Corporation for federal income tax purposes. If ISO Shares are disposed of prior to the expiration of either of the holding periods described above, then at the time of such disposition, the participant generally will include in income, as compensation income, an amount equal to the excess, if any, of the Fair Market Value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such ISO Shares. The Corporation will be required to report this amount on an IRS Form W-2 for the participant, but the Corporation is not required to withhold income taxes on such amount. The Corporation will be entitled to a corresponding deduction for such amount included by the participant as compensation income. Any further gain or loss realized by the participant will be taxed as a short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

        Non-Qualified Stock Options.    No income is realized by the participant at the time a nonqualified stock option is granted. Generally, upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the difference between the price paid for the shares and the Fair Market Value of the shares on the date of exercise. Subject to certain reporting requirements, the Corporation will be entitled to a tax deduction in the same amount. Any appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

        Stock Appreciation Rights.    No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include in income, as compensation income, in the year of exercise an amount equal to the amount of cash and/or the fair market value of any shares received. Subject to certain reporting requirements, the Corporation will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be recognized upon disposition of such Common Stock as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held such Common Stock.

        Restricted Stock.    A participant receiving restricted stock generally will recognize ordinary income in the amount of the Fair Market Value of the restricted stock at the time the stock becomes transferable or is no longer subject to forfeiture, less any consideration paid for the stock. The Corporation will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale generally begins the day after the stock becomes transferable or is no longer subject to forfeiture. The participant's tax basis for such shares will generally equal the fair market value of such shares on the vesting date. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant date of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the Fair Market Value of the shares of restricted stock (determined without regard to the restrictions) on the date of grant over the purchase price of the restricted stock. By reason of such an election, the participant's holding period will commence the day after the date of grant and the participant's tax basis will be equal to the Fair Market Value of the shares on the date of grant (determined without regard to restrictions). Likewise, subject to certain reporting requirements, the Corporation generally will be entitled to a corresponding deduction equal to the amount included in income as compensation income by the participant. If shares are forfeited after such an election, the participant generally is not entitled to a deduction.

        Deferred Stock.    A participant receiving deferred stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the deferred stock on the date that the stock is distributed to the participant, and the capital gain or loss holding period for such stock will also commence on that date. The Corporation generally will be entitled to a deduction in the amount that is taxable as ordinary income to the participant. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale generally begins when the stock is either transferable or is no longer subject to forfeiture, and the participant's tax basis for such shares will generally equal the Fair Market Value of such shares on such same date.

Securities Granted Pursuant to 1996 LTIP in 2004

        The following table lists the dollar value and number of units which were granted to the individuals or groups of individuals listed below during 2004.

Sabre Holdings Corporation
2005 Amended and Restated Long-Term Incentive Plan
2004 Benefits

	Stock Options(1)(2)		Restricted or Deferred Shares(1)(3)
Name and Position	FY-End Value ($)	Number of Options	FY-End Value ($)	Number of Shares
Michael S. Gilliland Chairman, President and Chief Executive Officer	$0	0	$1,493,775	67,500
Jeffery M. Jackson Executive Vice President, Chief Financial Officer and Treasurer	$800	20,000	$885,200	40,000
Eric J. Speck Executive Vice President and Chief Marketing Officer	$800	20,000	$774,550	35,000
John S. Stow, Senior Vice President and President, Sabre Travel Network	$600	15,000	$442,600	20,000
David A. Schwarte Executive Vice President and General Counsel	$600	15,000	$575,380	26,000
All current executive officers as a group (8 persons)	$18,611	95,750	$5,509,263	248,950
All current directors who are not executive officers, as a group (8 persons)	$3,528	28,200	N/A	N/A
All employees, excluding executive officers, (1,515 receiving options, 172 receiving restricted stock)	$2,617,737	2,081,100	$11,132,496	503,050

(1)
Shares reported reflect all grants made to current employees. Forfeitures, cancellations, exercises, and terminations are not reported.

(2)
The exercise price of options granted during 2004 under the LTIP is the fair market value of Common Stock on the date of grant. The 2004 option grants vest 25 percent one year from the date of grant and 6.25 percent quarterly thereafter. The 2004 option grants are exercisable for 10 years from the date of grant.

(3)
The restricted and deferred shares granted in 2004 vest 25 percent per year over four years.

Vote Required for Approval

        The affirmative vote of a majority of the votes cast for or against Proposal 5 at the annual meeting is required for approval of this Proposal 5.

Effect of Approval

        If our stockholders approve this Proposal 5, the 2005 LTIP would be implemented as shown in the copy of the Sabre Holdings Corporation Amended and Restated 2005 LTIP that is attached as Appendix B.

        Our Board has unanimously voted to adopt these amendments to the 2005 LTIP, subject to stockholder approval of this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 5.

STOCKHOLDER PROPOSALS

        Sabre Holdings' Bylaws provide that no business may be brought by a stockholder before a meeting unless the stockholder (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws and (c) was a stockholder of record at the time such notice was delivered to the Corporate Secretary. Accordingly, in order for a stockholder's proposal or director nomination to be brought during the 2006 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 17, 2006 but no later than February 16, 2006. In addition, any stockholder proposal submitted pursuant to Rule 14a-8 must be received by the Corporate Secretary not later than December 2, 2005 to be considered for inclusion in the Corporation's proxy statement for the 2006 annual meeting. A copy of the Bylaws may be obtained on the governance section of our website at http://www.sabre-holdings.com/governance/, or by written request to the Corporate Secretary, Sabre Holdings Corporation, 3150 Sabre Drive, Southlake, Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com.

DIRECTOR NOMINATION PROCESS

        Sabre Holdings' Bylaws provide that no director may be nominated by a stockholder for election at a meeting unless the stockholder (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws and (c) was a stockholder of record at the time such notice was delivered to the Corporate Secretary. Accordingly, in order for a stockholder's nomination of a person for election to the Board of Directors to be considered by the stockholders at the 2006 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 17, 2006 but no later than February 16, 2006. Only individuals who are nominated in accordance with the procedures set forth in the Bylaws are eligible to stand for election as directors at a meeting of stockholders and to serve as directors. A copy of the Bylaws may be obtained on the governance section of the Corporation's website, or by written request to the Corporate Secretary, Sabre Holdings Corporation, 3150 Sabre Drive, Southlake, Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com.

        The Governance and Nominating Committee has adopted a Director Nomination Process document that describes the process followed by that committee to identify, evaluate, select and nominate director candidates. A current copy of the Governance and Nominating Committee charter and of the Director Nomination Process is available on the governance section of our website at http://www.sabre-holdings.com/governance/.

        The Governance and Nominating Committee, whose members are independent, as independence is defined in the NYSE listing standards, may consider, in its discretion, director candidates who are recommended or identified by various sources, including stockholder recommendations. Recommendations relating to director candidates should be sent via pre-paid mail or courier to: Governance and Nominating Committee c/o Corporate Secretary, Sabre Holdings Corporation, 3150 Sabre Drive, Southlake Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com. The Governance and Nominating Committee may in the future hire and pay third parties to assist it in identifying and evaluating director candidates, but it did not do so for this year's annual meeting.

        The Director Nomination Process seeks to create a Board that will bring to the Corporation a broad range of experience, knowledge, and judgment. The Governance and Nominating Committee believes that each candidate to be selected as a director should have the following qualifications: integrity; ability to objectively analyze complex business problems and develop creative solutions; availability to fulfill the commitment to participate fully in Board activities and fulfill the responsibilities of a director, including attendance at, and active participation in, meetings of the Board and its committees; ability to work well with the other directors; and financial sophistication, including the ability to qualify as "financially literate" under NYSE corporate governance listing standards. Additionally, the Governance and Nominating Committee believes that one or more Directors should qualify as an "audit committee financial expert" under the SEC's rules.

        The Governance and Nominating Committee may consider other criteria, including, but not limited to, those described in the Director Nomination Process, such as: the candidate's achievement in education, career and community; the candidate's past or current service on boards of directors of public or private companies, charitable organizations, and community organizations; the candidate's ability to meet the independence criteria for directors as established by the Board; and the candidate's ability to advance constructive debate and a collaborative culture. All candidates may also, at the discretion of the Governance and Nominating Committee, be subject to a full background check and personal interviews with various members of that committee and executives of the Corporation.

        The Governance and Nominating Committee considers director candidates based on all of the information obtained in the evaluation process. That committee may develop a matrix or other tool to aid it in selecting a candidate based on the candidate's attributes, the mix of attributes of the existing Directors, and the attributes being sought. Following a discussion of the candidate's attributes, and taking into consideration the information gathered in the evaluation process and the needs of the Board and the Corporation at the time, the Governance and Nominating Committee recommends potential director nominees to the full Board. Final selection of a candidate is determined by the full Board. Each of the nominees for director on the attached proxy card was recommended by the Governance and Nominating Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None. For more information on the director independence criteria established by the Board of Directors, please see " Information Regarding the Board and Its Committees—Director Independence" on Page 14 of this Proxy Statement.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

        To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC's "householding" rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Investor Relations at 1 (866) 722-7347, or by writing to Sabre Holdings Investor Relations, 3150 Sabre Drive, Southlake, Texas 76092. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to Sabre Investor Relations at the phone number and address given above.

OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

By Order of the Board of Directors,

James F. Brashear Corporate Secretary

April 1, 2005

        Sabre, Travelocity, and Travelocity.com are registered trademarks, and Sabre Holdings, the Sabre Holdings logo, Sabre Travel Network and Sabre Airline Solutions are trademarks of an affiliate of Sabre Holdings Corporation. Copyright 2005 Sabre Holdings Corporation. All rights reserved.

APPENDIX A

~~SECOND~~THIRD RESTATED
CERTIFICATE OF INCORPORATION
OF
SABRE HOLDINGS CORPORATION

~~1.~~
~~The name of the corporation (which is hereinafter referred to as the "Corporation") is "Sabre Holdings Corporation".~~

~~2.~~
The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 25, 1996, under the name "TSG Corporation~~"~~."

        The Second Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 25, 2000, under the name "Sabre Holdings Corporation."

~~3.~~
This ~~Second~~Third Restated Certificate of Incorporation ~~of the Corporation~~("Certificate of Incorporation") has been duly adopted in accordance with the provisions of Sections 103, 222, 242 and 245 of the General Corporation Law of the State of Delaware, and shall, as it may thereafter be amended or supplemented in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

~~4.~~
The text of the Second Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

~~ARTICLE I~~

        Article 1    Name

        The name of the corporation (which is hereinafter referred to as the "Corporation") is:

        Sabre Holdings Corporation

~~ARTICLE II~~

        Article 2    Address

        The address of the Corporation's registered office in the State of Delaware is ~~The~~Corporation ~~Trust Center, 1209 Orange Street~~Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle ~~19801.~~, postal code 19808. The name of the Corporation's registered agent at such address is ~~The~~ Corporation ~~Trust~~Service Company.

~~ARTICLE III~~

        Article 3    Purpose

        The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "GCL").

~~ARTICLE IV~~

        Article 4    Stock

        (A)    Authorized Stock

        ~~(A)    Authorized Stock.~~ The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Seventy Million (270,000,000) shares, divided into two classes, consisting of (i) Two Hundred Fifty Million (250,000,000) shares of Class A Common Stock, par value $.01 per share (hereinafter referred to as "Class A Common Stock"), and (ii) Twenty Million (20,000,000) shares of Preferred Stock, par value $.01 per share (hereinafter referred to as "Preferred Stock").

        (B)    Class A Common Stock

        ~~(B)    Class A Common Stock.~~ The following is a statement of the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations and restrictions of the Class A Common Stock:

  (i)
    ~~(i)~~ Subject to the rights of holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, holders of Class A Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the

    Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

  (ii)
    ~~(ii)~~ At each meeting of the stockholders of the Corporation, each holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation, in connection with the election of directors and all other matters submitted to a vote of stockholders. Except as may be otherwise required by law or by this Article ~~IV~~4, and, subject to any voting rights which may be granted to holders of Preferred Stock, the holders of Class A Common Stock shall have the exclusive right to vote on all matters submitted to a vote of stockholders of the Corporation.

  (iii)
    ~~(iii)~~ In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Class A Common Stock.

  (iv)
    ~~(iv)~~ Except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this~~Second Restated~~Certificate of Incorporation (including a Preferred Stock Designation) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote on such amendment pursuant to this ~~Second Restated~~ Certificate of Incorporation (including a Preferred Stock Designation) or pursuant to the ~~Delaware General Corporation Law~~ GCL.

  (v)
    ~~(v)~~ No stockholder shall be entitled to exercise any right of cumulative voting.

        (C)    Preferred Stock

        ~~(C)    Preferred Stock.~~ The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide by resolution or resolutions from time to time for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter, along with any similar designation relating to any other series of stock which may hereafter be authorized, referred to as a "Preferred Stock Designation," each of which shall be part of this ~~Second Restated~~ Certificate of Incorporation), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof to the fullest extent permitted by law. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

  (i)
    ~~(i)~~ The designation of the series, which may be by distinguishing number, letter or title.

  (ii)
    ~~(ii)~~ The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

  (iii)
    ~~(iii)~~ Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

  (iv)
    ~~(iv)~~ The conditions upon which and dates at which dividends, if any, shall be payable, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of stock.

  (v)
    ~~(v)~~ The redemption rights and price or prices, if any, for shares of the series.

  (vi)
    ~~(vi)~~ The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

  (vii)
    ~~(vii)~~ The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

  (viii)
    ~~(viii)~~ Whether the shares of the series shall be convertible into shares of any class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or conversion rate or rates~~,~~ and any adjustments thereof, the date or dates at which such shares shall be convertible, and all other terms and conditions upon which such conversion may be made.

  (ix)
    ~~(ix)~~ Restrictions on the issuance (or reissuance) of shares of the same series or of any other class or series.

  (x)
    ~~(x)~~ The voting rights and powers, if any, of the holders of shares of the series.

        (D)    Record Holders

        ~~(D)    Record Holders.~~ The Corporation shall be entitled to treat the Person (as defined in Article ~~IX~~9) in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other Person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

        (E)    No Preemptive Rights

        ~~(E)    No Preemptive Rights.~~ No stockholder of the Corporation shall have any preemptive or preferential right, nor be entitled as such as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class or series, whether now or hereafter authorized, and whether issued for money or for consideration other than money, or of any issue of securities convertible into stock of the Corporation.

~~ARTICLE V~~

        Article 5    Rights Plan

        The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities or property of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

  (i)
    ~~(A)~~    The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

  (ii)
    ~~(B)~~    Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

  (iii)
    ~~(C)~~    Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights following the occurrence of specified events, including without limitation a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

  (iv)
    ~~(D)~~    Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and cause the rights held by such holder to become void.

  (v)
    ~~(E)~~    Provisions which permit the Corporation to redeem or exchange such rights.

  (vi)
    ~~(F)~~    The appointment of a rights agent with respect to such rights.

~~ARTICLE VI~~

        Article 6    Authority of Board of Directors

        ~~(A)~~    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law. The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law. In furtherance of, and not in limitation of, the powers conferred by law, the Board of Directors is expressly authorized and empowered:

  (i)
    ~~(i)~~ to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that the Bylaws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto; provided, further, that in the case of amendments by stockholders, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend or repeal any provision of the Bylaws or adopt any provision of the Bylaws inconsistent with any other provision of the Bylaws; and

  (ii)
    ~~(ii)~~ from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined, or as expressly provided in this ~~Second Restated~~ Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

        ~~(B)    The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.~~Notwithstanding anything contained in this ~~Second~~

~~Restated~~Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, paragraph ~~(A)(i) of this Article VI. For the purposes of this Second Restated Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors.~~(i) of this Article 6.

~~ARTICLE VII~~

        Article 7    Action by Stockholders

        Subject to the rights of the holders of any series of Preferred Stock  ~~or any other series or class of stock~~as set forth in this ~~Second Restated~~ Certificate of Incorporation to elect additional directors under specified circumstances, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders. Except as otherwise required by law, and subject to the rights of the holders of any series of Preferred Stock  ~~or any other series or class of stock~~ as set forth in this ~~Second Restated~~ Certificate of Incorporation ~~to elect additional directors under specified circumstances~~, special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors which the Corporation would have if there were no vacancies or by the Chairman of the Board. Except as expressly provided in the immediately preceding sentence, any power of stockholders to call a special meeting is specifically denied. Only such business as shall have been brought before the special meeting of stockholders pursuant to the Corporation's notice of meeting shall be conducted at such meeting. Notwithstanding anything contained in this ~~Second Restated~~ Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent of the voting power of the then outstanding Voting Stock (as defined in Article 9), voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Article ~~VII.~~7.

~~ARTICLE VIII~~

        ~~(A) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.~~

        Article 8    Election of Directors

        Subject to the rights of the holders of any series of Preferred Stock as set forth in this Certificate of Incorporation to elect directors under specified circumstances:

  (i)
    All of the directors of the Corporation shall be elected at each annual meeting of the stockholders of the Corporation, by a plurality vote of all votes cast in favor of directors at such meeting. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

  (ii)
    Directors shall be elected to a term that expires at the annual meeting of the stockholders of the Corporation next following such director's election. Notwithstanding the term to which each director is elected, each director shall serve as a director until the first to occur among the following: the director's successor is duly elected and qualified; the director resigns, dies or is determined to be mentally incompetent; or the director is removed from the Board of Directors by the stockholders.

  (iii)
    Any director or directors may be removed from the Board of Directors at any time, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class.

  (iv)
    ~~(B) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Second Restated Certificate of Incorporation to elect additional directors under specified circumstances, the~~The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws. No decrease in the authorized number of directors shall shorten the term of any incumbent directors.

  ~~(C) Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.~~

  ~~(D) The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Second Restated Certificate of Incorporation, shall be divided into three classes, as nearly equal in number as possible. One class of directors shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1998, and another class shall be initially elected for a term expiring at the annual meeting of~~

    ~~stockholders to be held in 1999. Members of each class shall hold office until their successors are elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.~~

  ~~(E) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as set forth in this Second Restated Certificate of Incorporation, to elect additional directors under specified circumstances, any director may be removed from office, at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.~~

  (v)
    Unless the Board of Directors otherwise determines, vacancies resulting from death, permanent disability, resignation, retirement, disqualification, removal from the Board of Directors or other cause, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and shall not be filled by the stockholders.

        ~~F~~ Notwithstanding anything contained in this ~~Second Restated~~ Certificate of Incorporation to the contrary, and in addition to any vote of the Board of Directors required by applicable law or this ~~Second Restated~~ Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the voting power of the ~~then outstanding~~ Voting Stock, voting together as a single class, shall be required to alter, amend or repeal, or adopt any provision inconsistent with, this Article ~~VIII~~8.

~~(G) Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and not by the stockholders. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent directors.~~

~~ARTICLE IX~~

        Article 9    Definitions

        For purposes of this Second Restated Certificate of Incorporation:

  (i)
    ~~(A)~~"Person" shall mean any individual, firm, corporation or other entity.

  (ii)
    ~~(B) "Beneficial Owner," "Beneficially Own," "Beneficially Owned," "Beneficial Ownership," and words of similar import shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on September 15, 1996.~~

    ~~(C) "Subsidiary" shall mean any corporation of which a majority of any series or class of equity security is owned, directly or indirectly, by a different corporation.~~

~~ARTICLE X~~

    "Voting Stock" shall mean the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors.

        Article 10    Director Liability

        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the ~~General Corporation Law of the State of Delaware~~GCL, or (D) for any transaction from which the director derived an improper personal benefit. Notwithstanding anything contained in this ~~Second Restated~~ Certificate of Incorporation to the contrary, any alteration, amendment or repeal of, or adoption of any provision inconsistent with, this Article ~~X~~10 shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such alteration, amendment, repeal or adoption.

~~ARTICLE XI~~

        Article 11    Amendment

        Except as may be expressly provided in this ~~Second Restated~~ Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to alter, amend, or repeal any provision contained in this ~~Second Restated~~ Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to this ~~Second Restated~~ Certificate of Incorporation (in its present form or as hereafter amended) are granted subject to the right reserved in this Article ~~XI~~11.

        IN WITNESS WHEREOF, the Corporation has caused this ~~Second Restated~~ Certificate of Incorporation to be signed by its President this ~~25th~~             day of May, ~~2000.~~2005.

SABRE HOLDINGS CORPORATION
~~/s/ William J. Hannigan~~ Michael S. Gilliland President

APPENDIX B
Amended and Restated ~~1996~~2005 Long-Term Incentive Plan

Sabre Holdings Corporation
~~As Amended May 14, 2002~~

CONTENTS

Page
Section 1. Purpose; Definitions	1
Section 2. Administration	~~3~~4
Section 3. Stock Subject to Plan	~~5~~6
Section 4. Eligibility	~~6~~7
Section 5. Stock Options	~~6~~8
Section 6. Stock Appreciation Rights	~~9~~11
Section 7. Restricted Stock	~~10~~13
Section 8. Deferred Stock	~~12~~15
Section 9. Stock Purchase Rights	~~13~~17
Section 10. Other Stock-Based Awards	~~13~~18
Section 11. Performance Related Awards	~~15~~19
Section 12. Change in Control Provisions	~~15~~20
Section 13. Amendments and Termination	~~20~~25
Section 14. Unfunded Status of Plan	~~20~~26
Section 15. General Provisions	~~20~~26
Section 16. Term of Plan	~~21~~27

Sabre Holdings Corporation Amended
and Restated ~~1996~~2005 Long-Term Incentive Plan

Section 1. Purpose; Definitions

        The ~~purpose of the~~ Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan ~~(the "Plan")~~ is hereby amended and restated (the "2005 Restatement") and renamed the Sabre Holdings Corporation Amended and Restated 2005 Long-Term Incentive Plan (the "Plan"). The 2005 Restatement will be effective May 17, 2005, subject to its approval by shareholders on that date; provided, however, that, as applied to awards of Deferred Stock (as defined below) that are granted and/or become vested on or after January 1, 2005, the 2005 Restatement shall be effective as of January 1, 2005. Awards of Deferred Stock that are both earned and vested on or prior to December 31, 2004 shall continue to be governed by the terms of the Plan that were in effect prior to this 2005 Restatement. As applied to awards of Deferred Stock, the 2005 Restatement is intended as good faith compliance with the provisions of the American Jobs Creation Act of 2004.

        The purpose of the Plan is to enable Sabre Holdings Corporation (the "Company") to attract, retain, and reward non-employee directors, ~~officers~~ executive officers, managers, and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such individuals and the Company's shareholders, by offering such individuals performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash. The Plan is an amendment and restatement of the Company's Amended and Restated 1996 Long-Term Incentive Plan, which was intended to replace and supersede the Company's 1996 Long-Term Incentive Plan (the "1996 Plan").

        For purposes of the Plan, the following terms shall be defined as set forth below

        (a)~~(a)~~ "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

        (b)~~(b)~~ "Board" means the Board of Directors of the Company.

        (c)~~(c)~~ "Book Value" means, as of any given date, on a per share basis (a) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the

Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (b) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

        (d)~~(d)~~ "Cause" means, but is not limited to, any of the following actions: theft, dishonesty or fraud, insubordination, persistent inattention to duties or excessive absenteeism, violation of the Company's ~~work rules, code of conduct or~~ Work Principles, Business Ethics or other policies, or state or federal law, or any other conduct which would disqualify the participant from entitlement to unemployment benefits. The determination of whether Cause exists shall be made in the Company's sole discretion.

        (e)~~(e)~~ "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (f)~~(f)~~ "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

        (g)~~(g)~~ "Company" means Sabre Holdings Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

        (h)~~(h)~~ "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

        (i)~~(i) "~~Disability~~" means disability as determined under procedures established by the Committee for purposes of this Plan.~~ "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan; provided, however, that for the purposes of Section 8(b)(iii) and Section 12(a)(ii)(C), the term "Disability" shall mean a condition under which a participant either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

        (j)~~(j) "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Committee at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate. For purposes of this plan, and unless otherwise defined~~

~~in a specific equity grant the participant will be deemed to have Early Retired if they voluntarily leave employment with the Company when their age is 55 or greater and their years of service are equal to 10 or more.~~

        ~~(k)~~   "Effective Date" means May 14, 2002. Except as otherwise provided for herein with respect to awards of Deferred Stock, the effective date of this 2005 Restatement is May 17, 2005.

        (k)~~(l)~~ "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        (l)~~(m)~~ "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted selling price, regular was, of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

        (m)~~(n)~~ "Incentive Stock Option" means any Stock Option intended to be and designated as and incentive Stock Option" within the meaning of Section 422 of the Code.

        (n)   "Key Employee" shall mean a "key employee" as defined in Section 416(i) of the Code without regard to paragraph (5) thereof.

        (o)~~(o)~~ "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        ~~(p)   "~~Normal Retirement~~" means, unless otherwise determined by the Committee, retirement from active employment by or service with the Company and any Subsidiary or Affiliate on or after age 65.~~

        (p)~~(q)~~ "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

        (q)~~(r)~~ "Performance Award" means an award under Section 11 below that is valued based on the level of attainment of performance objectives related to the performance measures set forth in Section 11.

        (r)~~(s)~~ "Person" means "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee).

        ~~(t)    "~~Phantom Award~~" means an award issued prior to the Effective Date by the Company pursuant to a stock appreciation right agreement or a phantom stock appreciation right agreement.~~

        (s)~~(u)~~ "Plan" means Sabre Holdings Corporation's Amended and Restated 2005 Long-Term Incentive Plan (formerly known as the Amended and Restated 1996 Long-Term Incentive Plan), as hereinafter amended from time to time.

        (t)~~(v)~~ "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

        ~~(w)  "~~Retirement~~" means Normal or Early Retirement.~~

        (u)~~(x)~~ "Stock" means the Class A Common Stock, $.01 par value per share, of the Company.

        (v)~~(y)~~ "Stock Appreciation Right" means the right to participate in an increase in the value of a share of Stock pursuant to an award granted under Section 6.

        (w)~~(z)~~ "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

        (x)~~(aa)~~ "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9.

        (y)~~(bb)~~ "Subsidiary" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        In addition, the terms "Change in Control," "Potential Change in Control," "Change in Control Price," "Good Reason," and "Notice of Termination" shall have the meanings set forth, respectively, in Sections 12(b), (c), (d), (e), and (f) below.

Section 2. Administration

        The Plan shall be administered by a committee of not less than two members of the Board, who shall be appointed by, and serve at the pleasure of, the Board. In selecting the members of the Committee, the Board shall take into account the requirements for the members of the Committee to be treated as "Outside Directors" within the meaning of Section 162(m) of the Code and "Non-Employee Directors" for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan or to the extent that the Committee is not comprised solely of Non-Employee Directors for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

        The Committee shall have full authority to grant, pursuant to the terms of the Plan, to non-employee directors, ~~officer~~ executive officers, managers, and key Employees, eligible under Section 4: (i) Stock Options and Incentive Stock Options: (ii) Stock Appreciation Rights: (iii) Restricted Stock: (iv) Deferred Stock: (v) Stock Purchase Rights: (vi) Other Stock-Based Awards: and/or (vii) Performance Awards.

        In particular the Committee shall have the authority:

  (i)
  To select the non-employee directors, ~~officer~~ executive officers, managers, and key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, and/or Performance Awards may from time to time be granted hereunder;

  (ii)
  To determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, and/or Performance Awards or any combination thereof, are to be granted hereunder to one or more eligible employees and non-employee directors;

  (iii)
  Subject to the provisions of Sections 3, 5 and 11, to determine the number of shares to be covered by each such award granted hereunder;

  (iv)
  To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine in its sole discretion);

  (v)
  To determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(l) or (m), as applicable, instead of Stock;

  (vi)
  To determine whether and under what circumstances an award of Restricted Stock or Deferred Stock may be settled in cash;

  (vii)
  To determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-à-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

  (viii)
  To determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

  (ix)
  To determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

  (x)
  To designate the Corporate Secretary of the Company, other ~~officer~~ executive officers or employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and to grant authority to such persons to execute agreements or other documents on its behalf.

        The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable: to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto): and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

Section 3. Stock Subject to Plan

        Effective May 14, 2002, the total number of shares of Stock reserved and available for distribution under the Plan ~~shall be~~ was increased by 14,000,000 shares. Along with the 13,000,000 shares previously reserved (which have grown to be 13,635,410 as a result of the adjustment for the dividend preceding the Company's spin-off from AMR Corporation) the total number of shares reserved under the plan is 27,635,410 shares. ~~However,~~

        From and after May 17, 2005, no more than ~~two~~five million (~~2,000,000~~5,000,000) shares of Stock shall be granted ~~on or after May 14, 2002~~in the form of Restricted Stock~~; the 2 million (2,000,000~~, Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, Performance

Awards. The five million (5,000,000) share limit is inclusive of the approximately ~~one hundred and ninety-two~~forty-one thousand (~~192,000~~41,000) shares remaining of the previous ~~one~~two million (~~1,000,000~~2,000,000) share Restricted Stock limit. ~~In addition, no more than one million (1,000,000) shares of Stock shall be granted on or after May 14, 2002 in the form of Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, Performance Awards or Phantom Awards.~~ and the approximately one million (1,000,000) shares remaining of the previous one million (1,000,000) share limit of Deferred Stock, Stock Purchase Rights, Performance Awards, or Other Stock Based Awards, but does not include shares of Stock subject to awards of Restricted Stock, Deferred Stock, Stock Purchase Rights, Performance Awards, or Other Stock Based Awards that were granted prior to May 17, 2005.

        Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option or an Incentive Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right, Performance Awards, or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall not be counted against the share limits set forth in this Section 3 and shall again be available for distribution in connection with future awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, large non-recurring cash dividend (as determined by the Committee), Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

Section 4. Eligibility

        Non-employee directors, ~~officer~~ executive officers, managers, and other key employees of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

Section 5. Stock Options

        Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options.

        The Committee shall have the authority to grant to any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided that, in no event shall the number of shares of Stock subject to any Stock Options granted to any employee during any twelve (12) month period (determined without regard to whether any option is cancelled) exceed one million (1,000,000) shares, as such number may be adjusted pursuant to Section 3.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (a)   Option Price. The Option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock at grant, provided however, that ~~(i) the Option price per share of Stock purchasable under a Stock Option that is granted to an optionee in replacement of a Phantom Award may be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant, subject to an overall limit of fifty thousand (50,000) shares of Stock purchasable under such Stock Options replacing Phantom Awards; and (ii)~~the Option price per share of Stock purchasable under a Stock Option that is granted in connection with a merger, stock exchange, or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant.

        (b)   Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

        (c)   Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant: provided, however, that, except as provided in Section 12, or unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

        (d)   Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Nonqualified Stock Option, in the form of Restricted Stock, or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised).

        If payment of the option exercise price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

        No shares of Stock shall be issued until full payment therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to the shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

        (e)   Transferability of Options.    Unless the Committee shall permit (on such terms and conditions as it shall establish) an Option to be transferred to a member of the participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any participants shall be subject to any lien, obligation or liability of the participant.

        (f)    Termination by Death.    Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised in accordance with the terms and conditions established by the Committee.

        (g)   Termination by Reason of Disability.    Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee in accordance with the terms and conditions established by the Committee. In the event of termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

        (h)   ~~Termination by Reason of Retirement.    Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, in accordance with the terms and conditions established by the Committee. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as Nonqualified Stock Option.(i)~~Termination for Cause.    Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate is terminated for Cause, the Stock Option shall thereupon terminate, whether or not exercisable at that time.

        (~~j~~i)   Other Termination.    Unless otherwise determined by the Committee, if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates for any reason other than death~~,~~ or Disability, ~~or Normal or Early Retirement~~ the Stock Option shall thereupon terminate.

        (~~k~~j)  Incentive Stock Options.    Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

        (~~l~~k)  Buyout Provisions.    The Committee may at any time offer to buy out for payment in cash, Stock, Deferred Stock or Restricted Stock, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made.

        ~~(m)~~(l)   Settlement Provisions.    If the option agreement so provides at grant or is amended after grant but prior to the exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

        (m)~~(n)~~   Repricing.    The price payable for any Share issued under the Plan may not be decreased after the date of grant, nor may an Option or Stock Appreciation Right granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower price payable per Share; except that the Committee may make adjustments pursuant to Section 3.

Section 6. Stock Appreciation Rights

        (a)   Grant and Exercise.    Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan: provided that, in no event shall the number of shares ~~of~~subject to Stock Appreciation Rights granted to any employee during any twelve (12) month period exceed one million (1,000,000) shares, as such number may be adjusted pursuant to Section 3. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option.

        The term of each Stock Appreciation Right granted independent of a Stock Option shall be fixed by the Committee, but no Stock Appreciation Right shall be exercisable more than ten (10) years after the date the Stock Appreciation Right is granted. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

        A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purposes. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

        (b)   Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

    (i)
    Stock Appreciation Rights shall be exercisable at such time or times as shall be determined by the Committee at or after grant: provided, however, that Stock Appreciation Rights granted in conjunction with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

    (ii)
    Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in ~~cash and/or~~shares of Stock equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the exercise price per share determined by the Committee at the time of grant multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, ~~with the Committee having the right to determine the form of payment~~which exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock on the date of grant. When payment is to be made, the ~~amount and/or~~number of shares ~~(when payment is to be made in shares)~~to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. Notwithstanding anything in this Section 6(b) to the contrary, Stock Appreciation Right grants made to employees who are not subject to Section 409A of the Code may be settled in either cash or shares, in compliance with local regulations. For employees who are subject to section 409A of the Code the Committee may provide, at the time a Stock Appreciation Right is granted, that the Stock Appreciation Right may be settled in cash or shares of Stock in the sole discretion of the Committee, so long as any Stock Appreciation Right that may be settled in cash comply with all of the applicable provisions of Section 409A of the Code and any regulations promulgated thereunder.

    (iii)
    Except to the extent the Committee may authorize or permit Stock Appreciation Rights to be transferred to, or for the benefit of, members of the participant's family, no Stock Appreciation Right shall be transferable by the participant otherwise than by will or by the law's of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the participant's lifetime only by the participant.

    (iv)
    Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option under the Plan, the number of shares issued under such Stock Appreciation Right based on the value of the Stock Appreciation Right at the time of exercise shall be deemed to be issued for purposes of the share authorization set forth in Section 3 of the Plan.

Section 7. Restricted Stock

        (a)   Administration.    Subject to the limitations set forth in Section 3, shares of Restricted Stock may be issued either alone or, in addition to, or in tandem with, other awards granted under the Plan and or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

        The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

        The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b)   Awards and Certificates.    The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

    (i)
    The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

    (ii)
    Awards of Restricted Stock must be accepted within a reasonable period (or such specific period as the Committee may specify at grant) after the award date, by executing an award agreement and paying whatever price (if any) is required under Section 7(b)(i).

        (c)   Terms and Conditions.    The shares of Restricted Stock awarded pursuant to this Section 7 shall he subject to the following restrictions and conditions:

    (i)
    Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and or such other factors or criteria as the Committee may determine, in its sole discretion.

    (ii)
    Except as provided in this paragraph (ii) and Section 7(c)(i), the Committee, in its sole discretion, as determined at the time of the award, may permit the participant to have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends and may permit or require such cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued,

    (iii)
    Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment or service with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

    (iv)
    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly (unless the Committee decides pursuant to Section 2(vi) to settle the award in cash).

        (d)   Minimum Value Provisions.    In order to better ensure that award payments actually reflect the performance of the Company, Subsidiaries, Affiliates and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

Section 8. Deferred Stock

        (a)   Administration.    Deferred Stock may be awarded either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

        The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

        The provisions of Deferred Stock awards need not be the same with respect to each recipient.

        (b)   Terms and Conditions.    The shares of Deferred Stock awarded pursuant to this Section 8(b) shall be subject to the following terms and conditions:

    (i)
    Subject to the provision of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award (unless the Committee decides pursuant to Section 2(vi) to settle the award in cash).

    (ii)
    Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or, with respect to any Deferred Stock award that is earned and vested as of December 31, 2004 (but not with respect to any awards of Deferred Stock that are granted and/or become vested on or after January 1, 2005) after the time of the award by the Committee, in its sole discretion.

    (iii)
    Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment or service with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. Notwithstanding anything herein to the contrary, with respect to any awards of Deferred Stock that are granted and/or become vested on or after January 1, 2005, no unrestricted Stock subject to such an award may be distributed to a participant who is a Key Employee on account of a termination of employment sooner than the date that is six months following the date of such a participant's termination of employment with the Company for any reason other than the participant's death or Disability.

    (iv)
    Based on service, performance, and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or, with respect to any Deferred Stock award that is earned and vested as of December 31, 2004 (but not with respect to any awards of Deferred Stock that are granted and/or become vested on or after January 1, 2005), waive the deferral limitations for all or any part of such award. Notwithstanding anything herein to the contrary, the distribution to a participant of unrestricted Stock with respect to an award of Deferred Stock that is granted and/or becomes vested on or after January 1, 2005 may not be accelerated.

    (v)
    A participant may elect (a "Subsequent Election") to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. ~~Subject~~With respect to awards of Deferred Stock that were earned and vested as of

      December 31, 2004, subject to any exceptions adopted by the Committee, such ~~election~~Subsequent Election must generally be made at least twelve (12) months prior to completion of the Deferral Period of such Deferred Stock award (or such installment). With respect to awards of Deferred Stock that are granted and/or become vested on or after January 1, 2005, any Subsequent Election must (i) be made in the manner specified by the Committee at least one (1) calendar year prior to the completion of the Deferral Period of such Deferred Stock award (or such installment), (ii) not take effect until at least one (1) calendar year after the Subsequent Election is submitted, and (iii) provide for the deferral of the date of the distribution for a minimum of five (5) additional years.

    (vi)
    Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

        (c)   Minimum Value Provisions.    In order to better ensure that award payments actually reflect the performance of the Company, Subsidiaries, Affiliates and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

Section 9. Stock Purchase Rights

        (a)   Awards and Administration.    The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock) at price(s) determined by the Committee at or after grant.

        The Committee shall also impose such deferral, forfeiture, and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

        The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

        Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights agreement.

        (b)   Exercisability.    Stock Purchase Rights shall be exercisable for such period after grant as is determined by the Committee.

Section 10. Other Stock-Based Awards

        (a)   Administration.    Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, stock purchase rights, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either along with, or in addition to, or in tandem with, Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

        Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

        The provision of Other Stock-Based Awards need not be the same in respect to each recipient.

        (b)   Terms and Conditions.    Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

    (i)
    Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

    (ii)
    Subject to the provision of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently, or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

    (iii)
    Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement as determined by the Committee, in its sole discretion.

    (iv)
    ~~In~~Subject to any restrictions imposed by Section 409A of the Code, in the event of the participant's ~~Retirement,~~Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section l0.

    (v)
    Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

    (vi)
    Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at least fifty percent (50%) of the Fair Market Value of the Stock on the date of grant.

Section 11. Performance Related Awards

        (a)   Performance Objectives.    Notwithstanding anything else contained in the Plan to the contrary, unless the Committee otherwise determines at the time of grant, a cash-based award or any award of Restricted Stock, Deferred Stock, or Other Stock-Based Awards to an ~~officer~~ executive officer who is subject to the reporting requirements of Section 16(a) of the Exchange Act, as amended, other than an award which will vest solely on the basis of the passage of time, shall become vested, if at all, upon the determination by the Committee that performance objectives established by the Committee have been attained, in whole or in part (a "Performance Award"). Such performance objectives shall be determined over a measurement period or periods established by the Committee and related to at least one of the following criteria, which may be determined solely by reference to the performance of (i) the Company, (ii) a Subsidiary, (iii) an Affiliate, (iv) a division or unit of any of the foregoing, or based on comparison performance of any of the foregoing relative to other companies: (A) return on assets: (B) return on equity; (C) total shareholder return: (D) revenues: (E) cash flows, revenues, and/or earnings relative to other parameters: (F) operating income: (G) return on investment: (H) changes in the value of the Company's common stock: and (I) operating margin (the "Performance Criteria"). Excluding Stock Options and/or Stock Appreciation Rights granted hereunder, the maximum number of shares of Stock that may be awarded to any one participant and that may be subject to any such Performance Award in any twelve (12) month period shall not exceed ~~100,000~~200,000 shares, as such number may be adjusted pursuant to Section 3.

        (b)   Annual Incentive Compensation.    The Committee may, in addition to the Performance Awards described above, pay cash amounts under the Plan to any ~~officer~~ executive officer of the Company and any Subsidiary or Affiliate who is subject to the reporting requirements of Section 16(a) of the Exchange Act upon the achievement, in whole or in part, of performance goals or objectives established in writing by the Committee with respect to such performance periods as the Committee shall determine. Any such goals or objectives shall be based on one or more of the Performance Criteria. Notwithstanding anything else contained herein to the contrary, the maximum amount of any such cash payment to any single ~~officer~~ executive officer with respect to any calendar year shall not exceed the lesser of (A) $2,000,000 and (B) twice the ~~officer~~ executive officer's annual base salary as in effect on the last day of the preceding fiscal year.

        (c)   Interpretation.    Notwithstanding anything else in the Plan to the contrary, to the extent a Performance Related Award is intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall not be entitled to exercise any discretion if the exercise of such discretion would cause such award to fail to qualify as performance-based compensation.

Section 12. Change in Control Provisions

        (a)   Impact of Event.    In the event of either:

    (1)
    a "Change in Control" as defined in Section 12(b), or

    (2)
    a "Potential Change in Control" as defined in Section 12(c), but only if and to the extent so determined by the Committee or the Board at or after grant subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination, the following shall occur:

    (i)
    Any issued and outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Stock Equivalent Units, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, Performance Awards, or any other equity-based compensation (collectively, "Equity Awards") shall continue in effect or, if such continuation is not possible, shall be equitably converted to equivalent Equity Awards of any successor entity.

      (ii)
      If such continuation or conversion is not possible (but only if it is not possible), all such Equity Awards shall become fully vested and exercisable in accordance with the following:

      (A)
      Any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

      (B)
      The restrictions or deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase Rights. Other Stock-Based Awards, and Performance Awards in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested and any Performance Criteria shall be deemed met at target.

      (C)
      Notwithstanding anything herein to the contrary, in no event shall amounts in respect of awards of Deferred Stock any Other Stock-Based Awards that, as determined by the Committee in its sole discretion, provide for the deferral of compensation, in each case that are granted or become vested on or after January 1, 2005, be distributed prior to the occurrence of either (i) a termination of the participant's employment with the Company (or six months thereafter for Key Employees), (ii) the participant's death or Disability, or (iii) a "change in the ownership or effective control" of the Company or in the "ownership of a substantial portion of the assets" of the Company within the meanings ascribed to such terms in Treasury Department regulations issued under Section 409A of the Code.

      (iii)
      If any Equity Awards are not vested in accordance with (ii) above, but rather are continued or converted as provided in (i) above, then they shall become vested if the participant is involuntarily terminated without Cause or voluntarily terminates for Good Reason (as defined herein) within one (1) year after a Change in Control, and, if subject to an exercise right, shall remain fully exercisable for at least three (3) months following such termination (or, if longer, pursuant to the terms of such Equity Awards).

      (iv)
      If any Equity Awards are not continued or converted, but rather become fully vested and exercisable as provided in paragraph (ii) above, then the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, and

        Performance Awards in each case to the extent vested, shall, unless determined otherwise by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 12(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

        (b)   Definition of "Change in Control".    For purposes of Section 12(a), a "Change in Control" means the happening of any of the following:

    (i)
    When any Person, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities:

    (ii)
    The individuals who, as of the Effective Date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii)
    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding share of stock of the Company (the "Outstanding Company Stock") and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then Outstanding Company Stock and the combined voting power of the then

      Outstanding Company Voting Securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or throughout one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of respectively, the then Outstanding Company Stock resulting from such Business Combination or the combined voting power of the then Outstanding Company Voting Securities except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv)
    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        (c)   Definition of Potential Change in Control.    For purposes of Section 12(a), a "Potential Change in Control" means the happening of any one of the following:

    (i)
    The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 12(b); or

    (ii)
    The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

        (d)   Change in Control Price.    For the purposes of the Section 12, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Section 12(a)(iv).

        (e)   Definition of Good Reason.    For purposes of Section 12(a) above, the participant will be entitled to terminate employment with the Company and its Subsidiaries for "Good Reason" after a Change in Control if:

    (i)
    without the participant's written consent, one or more of the following events occurs at any time during the first twelve (12) months after such Change in Control:

    (1)
    the participant's base salary rate or annual incentive compensation target is reduced below that in effect immediately prior to the Change in Control for any reason other than for Cause;

    (2)
    the participant's principal office is moved, without the participant's consent, to a location that is more than fifty (50) statute miles from its location immediately prior to the Change in Control;

    (3)
    for any reason other than for Cause, the participant suffers a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company which the participant held immediately prior to the Change in Control;

    (5)
    a successor where applicable, does not assume and agree to the terms of this Plan; or

    (6)
    the Company purports to terminate participant's employment other than in accordance with a Notice of Termination, as described below.

    (ii)
    the participant notifies the Company in writing (addressed in care of the Chairman of the Board of the Company) of the occurrence of such event;

    (iii)
    within thirty (30) days following receipt of such written notice, the Company does not cure such event to the reasonable satisfaction of the participant and deliver to the participant a written statement that it has done so; and

    (iv)
    within sixty (60) days following the expiration of the period specified in Section (12)(e)(iii) above (without the occurrence of a cure and written notice thereof as described in Section (12)(e)(iii) above), the participant voluntarily terminates employment with the Company.

    (v)
    Notwithstanding anything to the contrary in Section 12(e), no accelerated vesting will occur by reason of this Plan in the event of:

    (A)
    Termination of the participant's employment with the Company by reason of the participant's death or Disability, so long as neither the participant nor the Company previously received a Notice of Termination for the participant;

    (B)
    Termination by the participant of the participant's employment with the Company at or after age sixty-five (65) if the participant is then eligible for retirement; or

    (C)
    Termination of the participant's employment with the Company for Cause.

        (f)    Notice of Termination.    Any termination of the participant's employment, by the Participant, as contemplated by Section 12(e) above will be communicated by written notice to the Company delivered in person or by certified mail. Any "Notice of Termination" will: (i) state the effective date of termination, which will not be less than thirty (30) days or more than sixty (60) days after the date the Notice of Termination is delivered (the "Termination Date"), (ii) state the specific provision in this Plan being relied upon for termination; (iii) state the facts and circumstances claimed to provide a basis for such termination in reasonable detail.

Section 13. Amendments and Termination

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right, Other Stock-Based Award, or Performance Award theretofore granted, without the optionee's or participant's consent.

        The Committee and/or the Company's Benefits Administration Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, except that, unless otherwise permitted by Section 3 above, (i) no such amendment shall impair the rights of any holder without the holder's consent; (ii) no such amendment may decrease the minimum Stock Option Exercise Price set forth in subsection 5(a), unless any such amendment is approved by the Company's shareholders; and (iii) the provisions of subsection 5(n) may not be amended, unless any such amendment is approved by the Company's shareholders.

        Subject to the above provisions, the Board shall have broad authority to amend the Plan to take in to account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 14. Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder: provided, however, that unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 15. General Provisions

        (a)   The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

        All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b)   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

        (c)   The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment or service as a director with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees or service of a director at any time.

        (d)   Except as the participant and the Company may otherwise agree, no later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment of arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

        (e)   The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options. Stock Purchase Rights, and other Plan awards).

        (f)    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 16. Term of Plan

        No Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right, Other Stock-Based Award, or Performance Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

SABRE HOLDINGS
CORPORATION

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE
24 HOURS A DAY, 7 DAYS A WEEK

	INTERNET		TELEPHONE				MAIL
https://www.proxyvotenow.com/tsg			1-866-257-2285
•	Go to the website address listed above.	OR	•	Use any touch-tone telephone.	OR	•	Mark, sign and date your proxy card.
•	Have your proxy card ready.		•	Have your proxy card ready.		•	Detach your proxy card.
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.
The Internet and telephone voting facilities will close at 10:30 a.m. CDT on May 17, 2005

1-866-257-2285 CALL TOLL-FREE TO VOTE THERE IS NO CHARGE FOR THIS CALL WITHIN THE UNITED STATES AND CANADA ONLY

☐

PLEASE DETACH PROXY CARD HERE

            Mark, Sign, Date and Return the
            Proxy Card Promptly Using the
            Enclosed Envelope

            ☒

                Votes MUST be indicated
                (x) in Black or Blue ink.

1.	Election of Directors.
FOR ALL ☐ WITHHELD FROM ALL ☐ FOR, EXCEPT AS NOTED BELOW ☐
							FOR	AGAINST	ABSTAIN
					4.	Approval of Amendments to the Certificate of Incorporation to better reflect corporate governance practices and clarify existing wording.	☐	☐	☐
	Nominees: 01-Michael S. Gilliland; 02-Bob L. Martin; and 03-Richard L. Thomas For, except vote withheld on the following nominee(s):				5.	Approval of the Amended and Restated 2005 Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN	Transact such other matters as may properly come before the meeting.				☐
2.	Ratification of the Selection of Ernst & Young LLP as Independent Auditors for the year 2005.	☐	☐	☐		If you plan to attend the Annual Meeting, please mark this box.			☐
3.	Approval of the Amendment to the Certificate of Incorporation to Declassify the Board of Directors.	☐	☐	☐		To change your address, please mark this box.			☐
SCAN LINE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.					Date Share Owner sign here		Co-Owner sign here

ADMISSION TICKET

Annual Meeting of Stockholders
of
Sabre Holdings Corporation

Tuesday, May 17, 2005
10:30 a.m. CDT

Irving Arts Center
Carpenter Performance Hall
3333 N. MacArthur Blvd.
Irving, Texas 75062

Please see the Investors section of the Sabre Holdings Corporation website at www.sabre-holdings.com/investor/index.html
for a map and directions to the Irving Arts Center.

This ticket admits only the stockholder(s) whose name(s) is printed on the front of this proxy card.
Please bring this admission ticket and a government issued photo identification card with you if you are attending the meeting.

YOUR VOTE IS IMPORTANT

Whether or not you plan to personally attend the Annual Meeting, please promptly vote over the Internet, by telephone, or by mailing in the proxy card.Voting by any of these methods will ensure your representation at the Annual Meeting if you choose not to attend in person.Voting early will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

SABRE HOLDINGS CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors
of Sabre Holdings Corporation

The undersigned hereby appoints Royce S. Caldwell, Paul C. Ely, Jr., and Pamela B. Strobel, or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Sabre Holdings Corporation on May 17, 2005, and any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE.You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations in the Proxy Statement: for all nominees for election of directors and for proposals 2 through 5. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.The proxies cannot vote your shares unless you sign and return this card or vote electronically over the Internet or via the toll-free telephone number.

                        SABRE HOLDINGS CORPORATION
                        P.O. BOX 11244
                        NEW YORK, N.Y. 10203-0244

                        SEE REVERSE SIDE

QuickLinks

Official Notice of Annual Meeting of Stockholders
TABLE OF CONTENTS
SOLICITATION AND RATIFICATION OF PROXIES
OUTSTANDING STOCK AND VOTING PROCEDURES
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
PROPOSAL 1—ELECTION OF DIRECTORS
CONTINUING DIRECTORS
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES
CORPORATE GOVERNANCE
INFORMATION REGARDING THE COMPENSATION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
2005 BONUS CRITERIA FOR EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION Summary Compensation Table
Restricted Stock: Total Shares and Value
STOCK OPTIONS GRANTED
STOCK OPTION EXERCISES AND DECEMBER 31, 2004 STOCK OPTION VALUE
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
RETIREMENT PLANS
PENSION PLAN TABLE
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
CORPORATE PERFORMANCE
EXECUTIVE OFFICERS OF THE REGISTRANT
OWNERSHIP OF SECURITIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS
PROPOSAL 3—AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS
PROPOSAL 4—AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO MAKE MISCELLANEOUS CHANGES
PROPOSAL 5—APPROVAL OF SABRE HOLDINGS CORPORATION AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN AS AMENDED MAY 17, 2005 (CERTAIN PROVISIONS TO BE EFFECTIVE AS OF JANUARY 1, 2005)
History of, Purpose of, and Shares Subject to the Plan
Description of Proposed Changes
Eligibility and Description of Material Features of the Plan
Securities Granted Pursuant to 1996 LTIP in 2004
Sabre Holdings Corporation 2005 Amended and Restated Long-Term Incentive Plan 2004 Benefits
Vote Required for Approval
Effect of Approval
STOCKHOLDER PROPOSALS
DIRECTOR NOMINATION PROCESS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
OTHER MATTERS
APPENDIX A SECOND THIRD RESTATED CERTIFICATE OF INCORPORATION OF SABRE HOLDINGS CORPORATION
APPENDIX B Amended and Restated 1996 2005 Long-Term Incentive Plan
Sabre Holdings Corporation Amended and Restated 1996 2005 Long-Term Incentive Plan